UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2003
                                ________________


                                  PANACO, INC.
                                ________________
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   000-26662                43-1593374
      --------------             ---------------          ----------------
(State or other jurisdiction (Commission File Number)      (IRS Employer
     of Incorporation)                                   Identification No.)

                1100 Louisiana, Suite 5100, Houston, Texas 77002
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 970-3100
                                ----------------

Item 5. Other Events

     As previously disclosed, on July 16, 2002, Panaco, Inc. filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code with the U.S. Bankruptcy Court for the Southern District of Texas. On January 31, 2003, the Company filed a Plan of Reorganization (the "Plan") and a Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court. The Plan and the Disclosure Statement are attached as exhibits to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)     Exhibits.

        99.1.    Plan of Reorganization for Panaco, Inc.

        99.2.    Disclosure Statement for Panaco, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2003


                                 PANACO, INC.

                                 By:  /s/ A. Theodore Stautberg, Jr.
                                      ------------------------------
                                       A. Theodore Stautberg, Jr.
                                       President and Chief Executive Officer

                                                                   Exhibit 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

IN RE:                                  :
                                        :
PANACO, INC.,                           :        CASE NO. 02-37811-H3-11
                                        :        (CHAPTER 11)
DEBTOR                                  :

                     -------------------------------------

                    DEBTOR'S ORIGINAL PLAN OF REORGANIZATION

                     -------------------------------------






Patrick J. Neligan, Jr.
State Bar No. 14866000
Monica S. Blacker
State Bar No. 00796534
Cynthia Williams Cole
State Bar No. 24035579
NELIGAN, TARPLEY, ANDREWS & FOLEY, L.L.P.
1700 Pacific Avenue, Suite 2600
Dallas, Texas 75201
(214) 840-5300
(214) 840-5301 (fax)

COUNSEL FOR THE DEBTOR
AND DEBTOR-IN-POSSESSION



Dated:   January 31, 2003
         Houston, Texas

                               TABLE OF CONTENTS


ARTICLE 1  DEFINITIONS AND CONSTRUCTION OF TERMS..................................................................1

ARTICLE 2  UNCLASSIFIED CLAIMS....................................................................................9
         2.1      Administrative Claims...........................................................................9
                  a.       Time for Filing Administrative Claims..................................................9
                  b.       Time for Filing Fee Claims.............................................................9
                  c.       Allowance of Administrative Claims.....................................................9
                  d.       Payment of Allowed Administrative Claims...............................................9
         2.2      Priority Tax Claims............................................................................10
         2.3      U.S. Trustee Fees..............................................................................10

ARTICLE 3  Classification of Claims and Equity Interests.........................................................10
         3.1      Claims and Equity Interests....................................................................10

ARTICLE 4  Treatment of Classified Claims and Equity Interests...................................................11
         4.1      Class 1A -Non-Tax Priority Claims..............................................................11
                  a.       Impairment and Voting.................................................................11
                  b.       Treatment.............................................................................11
         4.2      Class 2:  Foothill Secured Claim...............................................................11
                  a.       Impairment and Voting.................................................................11
                  b.       Treatment.............................................................................11
         4.3      Class 3:  Other Secured Claims.................................................................11
                  a.       Impairment and Voting.................................................................11
                  b.       Treatment.............................................................................12
         4.4      Class 4:  High River Bondholder Claims.........................................................12
                  a.       Impairment and Voting.................................................................12
                  b.       Treatment.............................................................................12
                           i.       Acceptance of Plan by General Unsecured Creditors............................12
                           ii.      Rejection of Plan by General Unsecured Creditors.............................13
         4.5      Class 5:  General Unsecured Claims.............................................................13
                  a.       Impairment and Voting.................................................................13
                  b.       Treatment.............................................................................14
                           i.       Acceptance of Plan by General Unsecured Creditors............................14
                           ii.      Rejection of Plan by General Unsecured Creditors.............................14
         4.6      Class 6:  Equity Interests.....................................................................14
                  a.       Impairment and Voting.................................................................14
                  b.       Treatment.............................................................................15

ARTICLE 5  ACCEPTANCE OR REJECTION OF PLAN15.....................................................................14
         5.1      Class Acceptance Requirement...................................................................15
         5.2      Cramdown 15

ARTICLE 6  MEANS OF IMPLEMENTATION OF THE PLAN15.................................................................15
         6.1      Distributions..................................................................................15
                  a.       Allowed Claims, Other Than Bondholder Claims..........................................15
                  b.       Allowed Unsecured Claims..............................................................15
         6.2      Exchange Agent.................................................................................16

PANACO PLAN OF REORGANIZATION                                             Page i


         6.3      Creditors' Trust...............................................................................17
         6.4      Assignment of Foothill Assets..................................................................17
         6.5      Revesting of Retained Assets...................................................................17
         6.6      Discharge of Debtor............................................................................18
         6.7      Injunction.....................................................................................18
         6.8      Revocation of Plan.............................................................................18
         6.9      Reorganized Debtor's Board of Directors........................................................18
         6.10     Reorganized Debtor's Executive Officers........................................................19
         6.11     Charter and Bylaws.............................................................................19
         6.12     Amendment to Indenture for Bonds...............................................................19
         6.13     Bonds and General Unsecured Claims Not Discharged..............................................19
         6.14     Management Agreement with National Energy Group................................................19

ARTICLE 7  PROVISIONS GOVERNING DISTRIBUTION.....................................................................19
         7.1      Distributions..................................................................................19
         7.2      Means of Cash Payment..........................................................................20
         7.3      Delivery of Distributions......................................................................20
         7.4      Deadline for Claims for Undeliverable Distributions............................................20
         7.5      Time Bar to Cash Payments......................................................................20
         7.6      No Interest Unless Otherwise Provided..........................................................20
         7.7      Prepayment.....................................................................................20
         7.8      Timing of Distributions........................................................................20
         7.9      No De Minimis Distributions....................................................................20
         7.10     Distribution of Common Stock in Reorganized Debtor.............................................21
                  a.       Timing of Distributions...............................................................21
                  b.       No Fractional Interests...............................................................21

ARTICLE 8  PROCEDURES FOR RESOLVING AND TREATING CONTESTED AND CONTINGENT CLAIMS.................................21
         8.1      Objection Deadline.............................................................................21
         8.2      Responsibility for Objecting to Claims.........................................................21
         8.3      No Distribution Pending Allowance..............................................................21
         8.4      Distribution After Allowance...................................................................22

ARTICLE 9 EXECUTORY CONTRACTS AND UNEXPIRED LEASES...............................................................23
         9.1      General Treatment; Assumed If Not Rejected.....................................................23
         9.2      Cure Payments and Release of Liability.........................................................23
         9.3      Bar to Rejection Damages.......................................................................23
         9.4      Rejection Claims...............................................................................23

ARTICLE 10                          CONDITIONS PRECEDENT TO EFFECTIVENESS OF PLAN................................24
         10.1     Conditions to Effectiveness of Plan............................................................24
         10.2     Deadline for Effectiveness of Plan.............................................................24

ARTICLE 11                          CONSUMMATION OF THE PLAN.....................................................24
         11.1     Retention of Jurisdiction......................................................................24
         11.2     Abstention and Other Courts....................................................................26
         11.3     Nonmaterial Modifications......................................................................26
         11.4     Material Modifications.........................................................................26

ARTICLE 12    MISCELLANEOUS PROVISIONS...........................................................................26

PANACO PLAN OF REORGANIZATION                                            Page ii

         12.1     Limitation on Certain Claims...................................................................26
         12.2     Setoffs  27
         12.3     Compliance With All Applicable Laws............................................................27
         12.4     Exculpation of Reorganized Debtor From Liability for Creditors' Trust..........................27
         12.5     Binding Effect.................................................................................27
         12.6     Governing Law..................................................................................27
         12.7     Filing of Additional Documents.................................................................27
         12.8     Dissolution of Committee.......................................................................27
         12.9     Exemption from Transfer Taxes..................................................................28
         12.10    Retiree Benefits...............................................................................28
         12.11    Section 1125(e) of the Bankruptcy Code.........................................................28
         12.12    Notices  28
         12.13    Reorganized Debtor's Indemnification of Officers and Directors.................................29
         12.14    Due Authorization By Creditors.................................................................29
         12.15    Releases 29
         12.16    Acceptance by Class 5: Release of High River...................................................30


PANACO PLAN OF REORGANIZATION                                           Page iii

                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

IN RE:                                  :
                                        :
PANACO, INC.,                           :        CASE NO. 02-37811-H3-11
                                        :              (Chapter 11)
         DEBTOR                         :



                     -------------------------------------

                    DEBTOR'S ORIGINAL PLAN OF REORGANIZATION

                     -------------------------------------


     Panaco, Inc. ("Panaco" or the "Debtor"), as debtor and debtor-in-possession, proposes this Original Plan of Reorganization (the "Plan") pursuant to section 1121(a) of Title 11 of the United States Code for the resolution of the Debtor's outstanding creditor claims and equity interests. Reference is made to the Debtor's Disclosure Statement Dated January 31, 2003 (the "Disclosure Statement") for a discussion of the Debtor's history, business, properties and results of operations, and for a summary of this Plan and certain related matters.

                                   ARTICLE 1
                     DEFINITIONS AND CONSTRUCTION OF TERMS

     Definitions.  As used in this Plan, the following terms have the respective
     -----------
meanings specified below:

     1.1 Administrative  Claim means any right to payment constituting a cost or
         --------------
expense of administration of any of the Chapter 11 Case under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, any actual and necessary costs and expenses of preserving the Debtor's estate, any actual and necessary costs and expenses of operating the Debtor's business, any indebtedness or obligations incurred or assumed by the Debtor in connection with the conduct of their business, including, without limitation, for the acquisition or lease of property or an interest in property or the rendition of services, all compensation and reimbursement of expenses to the extent Allowed by the Bankruptcy Court under sections 330 or 503 of the Bankruptcy Code and any fees or charges assessed against the Debtor's estate under section 1930 of chapter 123 of title 28 of the United States Code.

 PANACO PLAN OF REORGANIZATION                                        Page - 1

     1.2 Allowed,  when used with  respect to a Claim,  means a Claim (a) to the
         -------
extent it is not Contested or (b) a Contested Claim as to which a Final Order allowing such Claim has been entered by the Bankruptcy Court or another court of competent jurisdiction. "Allowed," when used with respect to an Equity Interest, means an Equity Interest, proof of which was timely and properly filed or, if no proof of interest was filed, which has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent and, in either case, as to which no objection to the allowance thereof has been interposed on or before the applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules, the Bankruptcy Court, or the Plan, or as to which any objection has been determined by a Final Order to the extent such objection is determined in favor of the respective holder. "Allowed," when used with respect to an Administrative Claim of a Professional, means an Administrative Claim approved by application to the Bankruptcy Court and entry of a Final Order approving such Administrative Claim.

     1.3  Avoidance  Action means any action  arising in the Chapter 11 Case for
          -----------------
avoidance and recovery of obligations, transfers of property or interests in property pursuant to sections 544(b), 545, 547, 548, 550 and/or 551 of the Bankruptcy Code.

     1.4 Ballot means the form  distributed  to each holder of an impaired Claim
         ------
or Equity Interest on which is to be indicated acceptance or rejection of the Plan.

     1.5  Bankruptcy  Code means title 11 of the United  States Code, as amended
          ----------------
from time to time, as applicable to the Chapter 11 Case.

     1.6  Bankruptcy  Court  means the United  States  Bankruptcy  Court for the
          -----------------
Southern District of Texas, Houston Division, having jurisdiction over the Chapter 11 Case.

     1.7  Bankruptcy  Rules means the Federal Rules of  Bankruptcy  Procedure as
          -----------------
promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, and any Local Rules of the Bankruptcy Court.

     1.8 Bonds means the issued and outstanding  registered 10 5/8% Notes in the
         -----
aggregate principal amount of $100 million due 2004 that were issued by Panaco on October 9, 1997. The Bonds bear interest at 10 5/8% per annum, payable semi-annually on April 1 and October 1. The Bonds mature according to their current terms in 2004.

     1.9 Bondholder means a holder of one or more Bonds.
         ----------

     1.10 Bondholder Claim means any Claim by the holder of one or more Bonds.
          ----------------

     1.11 Business Day means any day other than a Saturday, Sunday, or any other
          ------------
day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

PANACO PLAN OF REORGANIZATION                                    Page - 2

     1.12  Cash  means  legal  tender  of  the  United  States  of  America  and
           ----
equivalents thereof.

     1.13  Chapter  11 Case  means the  Debtor's  case  under  Chapter 11 of the
           ----------------
Bankruptcy Code pending in the Bankruptcy Court.

     1.14 Claim  means (a) a right to payment  from the  Debtor,  whether or not
          -----
such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured (including potential and unmatured tort and contract claims), disputed, undisputed, legal, equitable, secured or unsecured or (b) a right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured (including potential and unmatured tort and contract claims), disputed, undisputed, secured or unsecured.

    1.15 Class means a classified category of Claims or Equity Interests as set
         -----
forth in Article 4 of the Plan.

     1.16 Collateral  means any property or interest in property of the Debtor's
          ----------
estate subject to a Lien or Security Interest to secure the payment or performance of a Claim, which Lien or Security Interest is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable nonbankruptcy law.

     1.17  Committee  means  the  statutory  committee  of  unsecured  creditors
           ---------
appointed  in the  Chapter 11 Case  pursuant to section  1102 of the  Bankruptcy
Code.

     1.18  Confirmation Date means the date on which the Clerk of the Bankruptcy
           -----------------
Court enters the Confirmation Order on the docket.

     1.19 Confirmation Hearing means the hearing held by the Bankruptcy Court to
          --------------------
consider confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

     1.20 Confirmation  Order means the order of the Bankruptcy Court confirming
          -------------------
the Plan pursuant to section 1129 of the Bankruptcy Code.

     1.21  Contested,  when used with respect to a Claim,  means a Claim against
           ---------
the Debtor (i) that is listed in the Debtor's Schedules as disputed, contingent, or unliquidated; (ii) that is listed in the Debtor's Schedules as undisputed, liquidated, and not contingent and as to which a proof of Claim has been filed with the Bankruptcy Court, to the extent the proof of Claim amount exceeds the scheduled amount; (iii) that is the subject of a pending action in a forum other than the Bankruptcy Court unless such Claim has been determined by Final Order in such other forum and Allowed by Final Order of the Bankruptcy Court; or (iv) as to which an objection has been or may be timely filed and has not been overruled by a Final Order. To the extent an objection relates to the allowance of only a part of a Claim, such Claim shall be a Contested Claim only to the extent of the objection.

PANACO PLAN OF REORGANIZATION                                    Page - 3

     1.22 Creditor means the holder of a Claim.
          --------

     1.23  Creditors'  Equity Interest means the Pro Rata equity interest in the
           ---------------------------
Reorganized Debtor that shall be issued for the benefit of General Unsecured Creditors in the event that Class 5 votes to reject the Plan. The Creditors' Equity Interest shall be evidenced by non-transferable stock certificates in the Reorganized Debtor that will be issued to, and held in the name of, the Creditors' Trustee for the benefit of all General Unsecured Creditors.

     1.24  Creditors'  Note means the promissory  note issued by the Reorganized
           ----------------
Debtor to the Creditors' Trustee for the benefit of General Unsecured Creditors in the event that Class 5 votes to reject the Plan. The Creditors' Note, if issued in accordance with section 4.5 of the Plan, will (i) be in a principal amount equal to 80% of the aggregate of all Allowed General Unsecured Claims and
(ii) mature on March 31, 2006.

     1.25  Creditors'  Trust  means that  certain  trust to be created as of the
           -----------------
Effective Date pursuant to the Creditors' Trust Agreement to preserve and liquidate the Creditors' Trust Assets for the exclusive benefit of General Unsecured Creditors.

     1.26  Creditors'  Trust  Agreement  means that  certain  trust  instrument,
           ----------------------------
pursuant to which the Creditors' Trust shall be created as of the Effective Date. The form of the Creditors' Trust Agreement is attached as Exhibit "1" to this Plan.

     1.27 Creditors' Trust Assets means (i) if Class 5 votes to accept the Plan,
          -----------------------
(a) the Transferred Causes of Action and (b) $50,000, which shall be contributed to the Creditors' Trust by High River pursuant to section 6.3(c) of this Plan; or (ii) if Class 5 votes to reject the Plan, (a) the Transferred Causes of Action, (b) $50,000, which shall be contributed to the Creditors' Trust by High River pursuant to section 6.3(c) of this Plan, (c) the Creditors' Note, and (d) the Creditors' Equity Interest.

     1.28 Creditors' Trustee means the trustee (or, collectively,  the trustees)
          ------------------
of the Creditors' Trust, in and only in such capacity. The Creditors' Trustee shall be selected by the Debtor and approved by the Bankruptcy Court at the Confirmation Hearing.

     1.29 Cure  Payment  means any  payment  required  to be made under  section
          -------------
365(b)(1) of the Bankruptcy Code to cure existing defaults under any executory contract or unexpired lease that is assumed, or assumed and assigned, by the Debtor.

     1.30 Debtor means Panaco, Inc.
          ------

     1.31   Debtor-in-Possession   means   the   Debtor  in  its   capacity   as
            --------------------
debtor-in-possession in the Chapter 11 Case pursuant to sections 1101, 1107(a), and 1108 of the Bankruptcy Code.

     1.32  Disallowed  means,  when  used  with  respect  to a Claim  or  Equity
           ----------
Interest, a Claim or Equity Interest that has been disallowed by Final Order.


PANACO PLAN OF REORGANIZATION                                     Page - 4

     1.33 Disclosure  Statement means the disclosure  statement  relating to the
          ---------------------
Plan, including, without limitation, all exhibits and schedules thereto, as proposed by the Debtor and approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

     1.34  Effective  Date  means  the  first  Business  Day on which all of the
           ---------------
conditions to the effectiveness of the Plan have been satisfied or waived as set forth herein, unless the Plan has been earlier terminated pursuant to section
10.2 of this Plan.

     1.35 Equity  Interest  means any share of common stock or other  instrument
          ----------------
evidencing an ownership interest in the Debtor, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

     1.36 Estate means the Debtor's Chapter 11 bankruptcy estate.
          ------

     1.37  Estimated  Allowed  Unsecured  Claims means the  estimated  aggregate
           -------------------------------------
amount of all Allowed General Unsecured Claims as determined by the Bankruptcy Court at the Confirmation Hearing.

     1.38 Excess Cash means an amount of the  Debtor's  Cash equal to (x) all of
          -----------
the Debtor's Cash on hand as of the Effective Date minus (y) the aggregate amount of (i) all Allowed Administrative Claims outstanding as of the Effective Date, (ii) all U.S. Trustee's Fees outstanding as of the Effective Date, (iii) an amount equal to estimated outstanding Fee Claims, (iv) all Allowed Non-Tax Priority Claims, and (v) all Cure Payments arising from the Off-Shore Contracts that are payable on the Effective Date.

     1.39 Exchange Agent means an individual or entity  designated by the Debtor
          --------------
and approved by the Bankruptcy Court at the Confirmation Hearing to serve as the Exchange Agent for purposes of disbursing the High River Creditor Payments in accordance with the terms of this Plan.

     1.40  Exchange  Agent  Agreement  means  that  certain   agreement  further
           --------------------------
describing the duties and responsibilities of the Exchange Agent under the Plan. The form of the Exchange Agent Agreement shall be filed with the Bankruptcy Court by the Debtor at least fifteen (15) days prior to the commencement of the Confirmation Hearing.

     1.41 Fee Claim means an Administrative Claim by a Professional or any other
          ---------
party in interest under section 330 or 503 of the Bankruptcy Code for compensation or reimbursement in the Chapter 11 Case.

     1.42 Final Order means an order or judgment of the Bankruptcy  Court or any
          -----------
other court or adjudicative body as to which order or judgment the time to appeal or seek rehearing or petition for certiorari shall have expired or which order or judgment shall no longer be subject to appeal, rehearing, or certiorari proceeding and with respect to which no appeal, motion for rehearing, or certiorari proceeding or stay shall then be pending.

PANACO PLAN OF REORGANIZATION                                     Page - 5

     1.43 Foothill means Foothill Capital Corp.
          --------

     1.44 Foothill  Assets means,  collectively,  (i) the Off-Shore  Properties,
          ----------------
(ii) the Off-Shore Contracts, (iii) the Other Off-Shore Assets, and (iv) the Excess Cash, all of which will be conveyed to Foothill pursuant to section 4.2 of this Plan in full satisfaction of the Foothill Secured Claim.

     1.45 Foothill  Secured Claim means the Secured Claim of Foothill arising by
          -----------------------
virtue of that certain pre-petition Credit Facility between Foothill and the Debtor that originated September 30, 1999 and subsequent amendment.

     1.46 General  Unsecured  Claim means any Claim that is not a Secured Claim,
          -------------------------
an Administrative Claim, Priority Tax Claim, U.S. Trustee's Fees, Non-Tax Priority Claim, or High River Bondholder Claim.

     1.47 General  Unsecured  Creditor  means any holder of a General  Unsecured
          ----------------------------
Claim, including all Non-High River Bondholders.

     1.48 High River means High River Limited Partnership.
          ----------

     1.49 High River Bondholder Claim means any Bondholder Claim held by High
          -----------------------------
River.

     1.50 High River  Creditor  Payments  mean the  payments  to be made by High
          ------------------------------
River to the General Unsecured Creditors if Class 5 votes to accept the Plan. Pursuant to sections 4.5 and 6.1(b)(i) of this Plan, the High River Creditor Payments shall be made to each of the General Unsecured Creditors in an amount equal to 15% of the Allowed amount of each such Creditor's Allowed General Unsecured Claim in consideration for the assignment of each such Creditor's Claims to High River.

     1.51 High River Creditor  Payment Fund means the fund created by High River
          ---------------------------------
pursuant to section 6.1(b)(i) of the Plan for the disbursement by the Exchange Agent of the High River Creditor Payments to General Unsecured Creditors.

     1.52  Initial  Distribution  Date,  when used with  respect to a particular
           ---------------------------
Claim, means the later of (i) the thirtieth day after the Effective Date or (b) the date as soon as practicable, but within thirty days, after the date on which a Contested Claim becomes an Allowed Claim.

     1.53 Lien shall have the meaning set forth in section 101 of the Bankruptcy
          ----
Code.

     1.54 Non-High River Bondholder means any Bondholder other than High River.
          -------------------------

     1.55 Non-High River  Bondholder Claim means any Bondholder Claim other than
          --------------------------------
a High River Bondholder Claim.

     1.56 Non-Tax  Priority Claim means any Claim asserted against Panaco (other
          -----------------------
than an Administrative Claim or a Priority Tax Claim) that is entitled to priority in right of payment pursuant to section 507 of the Bankruptcy Code.


PANACO PLAN OF REORGANIZATION                                     Page - 6

     1.57 Off-Shore Contracts means all unexpired executory contracts and leases
          -------------------
associated with the operation of the Off-Shore Properties, including but not limited to those contracts and leases described on Exhibit "3" to this Plan.

     1.58 Off-Shore  Properties means all of the Debtor's  off-shore oil and gas
          ---------------------
properties listed on Exhibit "2" to this Plan.

     1.59 Other Off-Shore  Assets means all of the Debtor's  interest in any (i)
          -----------------------
equipment and other personal property associated with the operation of, and production from, the Off-Shore Properties, including, but not limited to, the equipment and personal property listed on Exhibit "4" to this Plan; (ii) production from the Of-Shore Properties; (iii) deposits or escrows related to the Off-Shore Properties, and (iv) causes of action related to the Off-Shore Properties or the Off-Shore Contracts.

     1.60 Other Secured  Claims means all Secured Claims other than the Foothill
          ---------------------
Secured Claim.

     1.61 Person means any individual, corporation, general partnership, limited
          ------
partnership, association, joint stock company, joint venture, estate, trust, unincorporated organization, government, or any political subdivision thereof or other entity.

     1.62 Petition Date means July 16, 2002.
          -------------

     1.63 Plan means  this  Chapter 11 plan of  reorganization  proposed  by the
          ----
Debtor, including all exhibits, supplements, appendices and schedules hereto, either in the present form thereof or as the same may be altered, amended, or modified from time to time.

     1.64  Priority  Tax  Claim  means any Claim  asserted  against  Panaco by a
           --------------------
governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

     1.65 Professional  means any Person retained by the Debtor or the Committee
          ------------
pursuant to an order of the Bankruptcy Court in accordance with sections 327, 328 or 1103 of the Bankruptcy Code.

     1.66  Pro  Rata  means a  proportionate  share,  so that  the  ratio of the
           ---------
consideration distributed on account of an Allowed Claim or Allowed Equity Interest in a Class to the amount of such Allowed Claim or Allowed Equity Interest is the same as the ratio of the amount of the consideration distributed on account of Allowed Claims or Allowed Equity Interests in such Class to the amount of all Allowed Claims or Allowed Equity Interests entitled to distributions in such Class.

     1.67 Reorganized  Debtor or Reorganized  Panaco means Panaco from and after
          ------------------------------------------
the Effective Date.

PANACO PLAN OF REORGANIZATION                                     Page - 7

     1.68 Schedules means the schedules of assets and  liabilities,  the list of
          ---------
holders of Equity Interests, and the statements of financial affairs filed by the Debtor under section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, and all amendments and modifications thereto through the Confirmation Date.

     1.69  Secured  Claim  means  any  Claim,  to the  extent  reflected  in the
           --------------
Schedules or a proof of Claim as being secured by a Lien or Security Interest (whether consensual or otherwise), to the extent it is secured by a valid, unavoidable Lien or Security Interest in Collateral, to the extent of the value of the Estates' interest in such Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code and taking into account any other Secured Claims with respect to such Collateral not inferior in priority to such Secured Claim or, in the event that such Claim is subject to setoff under section 553 of the Bankruptcy Code, to the extent of such setoff.

     1.70  Secured  Tax Claim  means any  Secured  Claim  which is  entitled  to
           ------------------
priority in right of payment under section 507(a)(8) of the Bankruptcy Code.

     1.71  Security  Interest  has the  meaning  set forth in section 101 of the
           ------------------
Bankruptcy Code.

     1.72 Transferred Causes of Action means all of the Debtor's or the Estate's
          ----------------------------
right, title, and interest in and to all Avoidance Actions, except for (i) any Avoidance Actions that arise from or relate to any unexpired executory contracts or leases that are being assumed or assumed and assigned by the Debtor under this Plan and (ii) any Avoidance Actions that may be released under section
12.15 of this Plan in the event that Class 5 votes to accept the Plan.

     1.73 U.S.  Trustee  Fees  means the  statutory  fees  payable to the United
          -------------------
States Trustee pursuant to 28 U.S.C.ss.1930(a)(6).

     1.74 Valuation Motion means a motion filed by the Debtor or the holder of a
          ----------------
Secured Claim seeking to obtain a determination by the Bankruptcy Court of the value of Collateral.

     1.75 Interpretation:  Application of Definitions and Rules of Construction.
          ----------------------------------------------------------------------
Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and neuter. Unless otherwise specified, all section, article, schedule, or exhibit references in the Plan are to the respective
Section in, Article of, Schedule to, or Exhibit to, the Plan. The words "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. A term used herein that is not defined herein, but that is used in the Bankruptcy Code, shall have the meaning ascribed to that term in the Bankruptcy Code. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan.

PANACO PLAN OF REORGANIZATION                                     Page - 8

                         ARTICLE 2 UNCLASSIFIED CLAIMS

     2.1 Administrative Claims. All Administrative Claims shall be treated as follows:

     a. Time for Filing Administrative Claims. The holder of any Administrative Claim, other than (i) a Fee Claim, (ii) a liability incurred and paid in the ordinary course of business by the Debtor, or (iii) an Allowed Administrative Claim, must file with the Bankruptcy Court, and serve on the Debtor and its counsel, notice of such Administrative Claim within thirty (30) days after the Effective Date. Such notice must include at a minimum (i) the name of the holder of the Claim, (ii) the amount of the Claim, and (iii) the basis of the Claim. Failure to file timely and properly the notice required under this section 2.1(a) of the Plan shall result in the Administrative Claim being forever barred and discharged.

     b. Time for Filing Fee Claims. Each Professional who holds, or asserts, an Administrative Claim that is a Fee Claim for compensation for services rendered and reimbursement of expenses incurred prior to the Effective Date shall be required to file with the Bankruptcy Court and serve on all parties required to receive such notice, a Fee Application within forty-five (45) days after the Effective Date. Failure to file timely a Fee Application as required under this section 2.1(b) of the Plan shall result in the Fee Claim being forever barred and discharged.

     c. Allowance of Administrative Claims. An Administrative Claim with respect to which notice has been properly filed pursuant to section 2.1(a) of the Plan shall become an Allowed Administrative Claim if no objection is filed within twenty-five (25) days after its filing and service. If an objection is filed within such twenty-five (25) day period, the Administrative Claim shall become an Allowed Administrative Claim only to the extent Allowed by Final Order. An Administrative Claim that is a Fee Claim, and with respect to which a Fee Application has been properly filed pursuant to section 2.1(b) of the Plan, shall become an Allowed Administrative Claim only to the extent allowed by Final Order.

     d. Payment of Allowed Administrative Claims. Each holder of an Allowed Administrative Claim shall receive the amount of such holder's Allowed Administrative Claim in Cash on or before the Initial Distribution Date, or shall receive such other treatment as agreed upon in writing by the Debtor and such holder; provided, however, that an Administrative Claim representing a liability incurred in the ordinary course of business by the Debtor may be paid in the ordinary course of business by the Debtor; and provided, further, that the payment of an Allowed Administrative Claim representing a right to payment under sections 365(b)(1)(A) and 365(b)(1)(B) of the Bankruptcy Code may be made in one or more Cash payments over a period of eighteen (18) months or such other period as is determined to be appropriate by the Bankruptcy Court. All Allowed Fee Claims shall be paid within ten (10) days after such Claim is Allowed by Final Order.

PANACO PLAN OF REORGANIZATION                                     Page - 9

     2.2 Priority Tax Claims. Each holder of an Allowed Priority Tax Claim shall receive, at the option of the Reorganized Debtor (i) the full amount of such holder's Allowed Claim in one Cash payment on or before the Initial Distribution Date; (ii) the amount of such holder's Allowed Claim, with interest accruing after the Confirmation Date thereon, in equal quarterly Cash payments of principal and interest at the statutorily allowed rate or at a rate agreed to by the Reorganized Debtor and such holder commencing on the Initial Distribution Date and continuing so that the entire Allowed Priority Tax Claim is satisfied in full on or prior to the sixth (6th) anniversary of the date of assessment of such Claim; or (iii) such other treatment as may be agreed upon in writing by the Reorganized Debtor and such holder.

     2.3 U.S. Trustee Fees. The Reorganized Debtor shall be responsible fore timely payment of United States Trustee quarterly fees incurred pursuant to 28 U.S.C. ss.1930(a)(6). Any fees due as of the date of confirmation of the plan will be paid in full on the effective date of the plan. After confirmation, the Reorganized Debtor shall pay United States Trustee quarterly fees as they accrue until this case is closed by the Court. The Reorganized Debtor shall file with the Court and serve on the United States Trustee a quarterly financial report for each quarter (or portion thereof) that the case remains open in a format prescribed by the United States Trustee.

                                   ARTICLE 3
                 CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

     3.1 Claims and Equity Interests (other than Administrative Claims, Fee Claims, Priority Tax Claims, and U.S. Trustee Fees) are classified for all purposes, including voting, confirmation and distribution pursuant to the Plan, as follows:

-----------------------------------------------------------------------------------------------------------

                               Class                                              Status
      -----------------------------------------------------------------------------------------------------
      Class 1:  Non-Tax Priority Claims                         Unimpaired
      -----------------------------------------------------------------------------------------------------
      Class 2:  Foothill Secured Claim                          Impaired
      -----------------------------------------------------------------------------------------------------
      Class 3:  Other Secured Claims                            Impaired
      -----------------------------------------------------------------------------------------------------
      Class 4:  High River Bondholder Claims                    Impaired
      -----------------------------------------------------------------------------------------------------
      Class 5:  General Unsecured Claims                        Impaired
      -----------------------------------------------------------------------------------------------------
      Class 6:  Equity Interests                                Impaired
      -----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

PANACO PLAN OF REORGANIZATION                                    Page - 10

                                    ARTICLE 4

               TREATMENT OF CLASSIFIED CLAIMS AND EQUITY INTERESTS


     4.1 Class 1: Non-Tax Priority Claims

     a. Impairment and Voting. Class 1 is not impaired under the Plan. Each holder of an Allowed Non-Tax Priority Claim is not entitled to vote to accept or reject the Plan.

     b. Treatment. Each holder of an Allowed Non-Tax Priority Claim shall receive (i) the amount of such holder's Allowed Claim in one Cash payment on or as soon as practicable after the Initial Distribution Date or (ii) such other treatment as may be agreed upon in writing by the Reorganized Debtor and the holder of such Claim.

     4.2 Class 2: Foothill Secured Claim

     a. Impairment and Voting. Class 2 is impaired under the Plan. The holder of the Foothill Secured Claim is entitled to vote to accept or reject the Plan.

     b. Treatment.

     i. In full satisfaction of the Foothill Secured Claim, the holder of the Foothill Secured Claim shall receive an assignment by the Debtor of all the Debtor's right, title and interest in and to the Foothill Assets.

     ii. To the extent necessary, this Plan shall constitute a Valuation Motion, pursuant to which the Debtor seeks at the Confirmation Hearing a determination that the aggregate value of the Foothill Assets is equal to or greater than the amount of the Foothill Secured Claim.

     4.3 Class 3: Other Secured Claims

     a.  Impairment and Voting.  Class 3 is impaired by the Plan. The holders of
         ---------------------
Other Secured Claims are entitled to vote to accept or reject the Plan. Each holder of an Other Secured Claim is deemed to be placed within a separate subclass of Class 3. Accordingly, each such Class 3 Claim is, for purposes of accepting or rejecting the Plan and for receiving distributions under the Plan, treated as though in a separate class.

     b. Treatment.
        ---------

     i. Each holder of an allowed Class 3 Claim secured by a Lien on the Debtor's property has, or is deemed to have, an allowed Secured Claim to the extent of the value of its Collateral as determined by the Bankruptcy Court on or before the Effective Date.

PANACO PLAN OF REORGANIZATION                                    Page - 11

     ii. The holder of each allowed Other Secured Claim will receive, at the option of the Reorganized Debtor, either

     (a) a conveyance of such Creditor's Collateral in full satisfaction of such Creditor's Other Secured Claim;

     (b) payment in Cash in an amount equivalent to the full amount of such Creditor's Other Secured Claim;

     (c) deferred Cash payments over a period of five (5) years after the Effective Date totaling the amount of such Creditor's Other Secured Claim, plus interest at 6% per annum, during which period such Creditor shall retain all Liens on such Creditor's Collateral; or

     (d) such other treatment as may be agreed to in writing by such Creditor and the Reorganized Debtor.

     iii. If, as the result of a Valuation Motion, it is determined that any allowed Class 3 Claim exceeds the value of such Creditor's Collateral, any such excess (exclusive of post-petition interest, fees or other charges that such Creditor could otherwise assert) will constitute a General Unsecured Claim and be treated in Class 5 for purposes of the Plan.

     4.4 Class 4: High River Bondholder Claims

     a. Impairment and Voting. Class 4 is impaired under the Plan. The holder of
        ---------------------
the allowed High River Bondholder Claims is entitled to vote to accept or reject the Plan.

     b. Treatment.
        ---------

     i. Acceptance of Plan by General Unsecured  Creditors:  If Class 5 votes to
        --------------------------------------------------
accept the Plan, the High River Bondholder Claims will be treated under the Plan as follows:

     (a) Twenty percent (20%) of the High River Bondholder Claims will be canceled, as of the Effective Date, and exchanged for 100% of the equity interests in the Reorganized Debtor.

     (b) The remaining eighty percent (80%) of the High River Bondholder Claims will be retained and remain outstanding against the Reorganized Debtor under the following restructured terms:

     (1) The maturity date will be extended to March 31, 2006;

     (2) The interest rate will remain unchanged;


PANACO PLAN OF REORGANIZATION                                    Page - 12

     (3) All accrued interest (pre-petition and post-petition) through the Effective Date will be reinstated; and

     (4)   Payment   of   all    accrued    interest    (pre-confirmation    and
post-confirmation) can be deferred to the maturity date at the discretion of the Reorganized Debtor.

     (c) High River will receive no distribution from, or beneficial interest in, the Creditors' Trust on account of the High River Bondholder Claims.

     ii. Rejection of Plan by General Unsecured  Creditors:  If Class 5 votes to
         -------------------------------------------------
reject the Plan, the High River Bondholder Claims will be treated as follows:

     (a) Twenty percent (20%) of the High River Bondholder Claims will be canceled as of the Effective Date and exchanged for a Pro Rata amount of the equity interests in the Reorganized Debtor.

     (b) The remaining eighty percent (80%) of the High River Bondholder Claims will be retained and remain outstanding against the Reorganized Debtor under the following restructured terms:

     (1) The maturity date will be extended to March 31, 2006;

     (2) The interest rate will remain unchanged;

     (3) All accrued interest (pre-petition and post-petition) through the Effective Date will be reinstated; and

     (4)   Payment   of   all    accrued    interest    (pre-confirmation    and
post-confirmation) can be deferred to the maturity date at the discretion of the Reorganized Debtor.

     (c) High River will receive a Pro Rata beneficial interest in the Creditors' Trust Assets, except that High River shall not have any beneficial interest in the Creditors' Note or the Creditors' Equity Interest.

     4.5 Class 5: General Unsecured Claims

     a.  Impairment and Voting.  Class 5 is impaired under the Plan. The holders
         ---------------------
of  allowed  General  Unsecured  Claims,   which  includes  the  Non-High  River
Bondholder Claims, are entitled to vote to accept or reject the Plan.

     b. Treatment.
        ---------

     i. Acceptance of Plan by General Unsecured  Creditors:  If Class 5 votes to
        --------------------------------------------------
accept the Plan, General Unsecured Claims, including the Non-High River Bondholder Claims, will be treated under the Plan as follows:

PANACO PLAN OF REORGANIZATION                                    Page - 13

     (a) Each General Unsecured Creditor will receive a High River Creditor Payment in consideration for the assignment of its Claim to High River on the Effective Date. All General Unsecured Claims assigned to High River under the Plan shall remain outstanding against the Reorganized Debtor and be payable by the Reorganized Debtor on March 31, 2006.

     (b) Each General Unsecured Creditor will also receive a Pro Rata beneficial interest in the Creditors' Trust.

     ii. Rejection of Plan by General Unsecured  Creditors:  If Class 5 votes to
         -------------------------------------------------
reject the Plan, General Unsecured Claims, including the Non-High River Bondholder Claims, will effectively receive the same treatment under the Plan as the High River Bondholder Claims. Specifically, General Unsecured Claims will be treated as follows:

     (a) Twenty percent (20%) of the Allowed amount of each General Unsecured Claim will be canceled as of the Effective Date and exchanged for a Pro Rata beneficial interest in the Creditors' Equity Interest, which shall be held by the Creditors' Trustee for the benefit of General Unsecured Creditors.

     (b) The remaining eighty percent (80%) of the Allowed amount of each General Unsecured Claim will be exchanged for a Pro Rata beneficial interest in the Creditors' Note, which shall be held by the Creditors' Trustee for the benefit of General Unsecured Creditors.

     (c) Each General Unsecured Creditor will also, along with High River, receive a beneficial interest in all other Creditors' Trust Assets.

     iii. All of the Bonds held by the Non-High River Bondholders will be deemed canceled on the Effective Date in consideration for the treatment of the Non-High River Bondholder Claims set forth herein.

     4.6 Class 6: Equity Interests

     a.  Impairment and Voting.  Class 6 is impaired by the Plan. The holders of
         ---------------------
Allowed Equity Interests are deemed to have rejected the Plan.

     b. Treatment.  The holders of allowed Equity Interests will not receive any
        ---------
distribution under the Plan. The stock certificates evidencing the Equity Interests will be deemed canceled as of the Effective Date.

                                   ARTICLE 5

                    ARTICLE 5ACCEPTANCE OR REJECTION OF PLAN

     5.1 Class Acceptance Requirement. A Class of Claims shall have accepted the Plan if it is accepted by at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the Allowed Claims in such Class that have voted on the Plan.

PANACO PLAN OF REORGANIZATION                                    Page - 14

     5.2 Cramdown. This section shall constitute the Debtor's request, pursuant to section 1129(b)(1) of the Bankruptcy Code, that the Bankruptcy Court confirm the Plan notwithstanding the fact that the requirements of section 1129(a)(8) may not be met. The Debtor reserves the right to amend the Plan as may be necessary to obtain confirmation of the Plan under section 1129(b) of the Bankruptcy Code.


                                   ARTICLE 6

                      MEANS OF IMPLEMENTATION OF THE PLAN

     6.1 Distributions. Distributions under the Plan shall be made as follows:

     a. Allowed Claims, Other Than General Unsecured Claims. The Reorganized Debtor shall make all distributions of Cash from Cash on hand to holders of Allowed Claims, other than the distributions to be made to General Unsecured Creditors.

     b. Allowed Unsecured Claims.

     i. If Class 5 accepts the Plan, distributions of the High River Creditor Payments will be made to General Unsecured Creditors as follows:

     (a) All distributions of Equity Interests in the Reorganized Debtor shall be made on, or as promptly as reasonably possible after, the Effective Date by the Reorganized Debtor to High River and the Creditors' Trustee.

     (b) On the Effective Date, High River shall establish the High River Creditor Payment Fund by depositing with the Exchange Agent an amount equal to 15% of the Estimated Allowed Unsecured Claims, as determined by the Bankruptcy Court at the Confirmation Hearing.

     (c) Within thirty (30) days after the date that each General Unsecured Claim becomes an Allowed Claim, the Exchange Agent shall pay from the High River Creditor Payment Fund to such General Unsecured Creditor an amount equal to 15% of the Allowed amount of such Creditors' General Unsecured Claim. Upon receipt of such payment, each General Unsecured Creditor shall be deemed to have assigned and transferred its Allowed General Unsecured Claim to High River in accordance with section 4.5 of this Plan.

     (d) High River will make additional deposits into the High River Creditor Payment Fund if, and when, it becomes necessary to ensure that the High River Creditor Payment Fund contains sufficient funds to pay each General Unsecured Creditor 15% of the Allowed amount of each such Creditor's Claim.

PANACO PLAN OF REORGANIZATION                                    Page - 15

     (e) Upon the payment by the Exchange Agent of all High River Creditor Payments, any funds remaining in the High River Creditor Payment Fund shall be refunded by the Exchange Agent to High River.

     ii. If Class 5 votes to reject the Plan, distributions to General Unsecured Creditors and High River will be made as follows:

     (a) All distributions of Equity Interests in the Reorganized Debtor shall be made on, or as promptly as reasonably possible after, the Effective Date by the Reorganized Debtor to High River and the Creditors' Trustee.

     (b) All distributions from the Creditors' Trust on account of Allowed General Unsecured Claims and the High River Bondholder Claims shall be made in accordance with the Creditors' Trust Agreement; provided, however, that High River shall have no beneficial interest in, and receive no distributions on account of, the Creditors' Note or the Creditors' Equity Interest.

     (c) All distributions to High River on account of its retained High River Bondholder Claims shall be made by the Reorganized Debtor in accordance with the Bond indenture agreement.

     6.2 Exchange Agent. The Exchange Agent shall have the powers, duties and obligations specified in the Plan and in the Exchange Agent Agreement. The liability of the Exchange Agent will be limited so that he shall not be liable for his actions in connection with the performance of his obligations under this Plan unless he has been guilty of willful fraud or gross negligence. The Exchange Agent shall not be required to give a bond for the performance of his duties hereunder. The fees and expenses incurred by the Exchange Agent shall be paid by the Reorganized Debtor.

     6.3 Creditors' Trust.

     a. The Creditors' Trust shall be established as of the Effective Date by execution of the Creditors' Trust Agreement and the transfer of the Creditors' Trust Assets to the Creditors' Trustee pursuant to the terms and conditions thereof. In order to carry out an orderly prosecution of the Transferred Causes of Action, the Creditors' Trust, its agents and professionals may appoint necessary personnel and may carry on operations, including the prosecution, trial and settlement of the Transferred Causes of Action, to obtain a fair and reasonable value for the Transferred Causes of Action for the benefit of the beneficiaries of the Creditors' Trust. Each General Unsecured Creditor, including each of the Non-High River Bondholders, shall receive an uncertificated, Pro-Rata beneficial interest in the Creditors' Trust in accordance with section 4.5 of this Plan.

PANACO PLAN OF REORGANIZATION                                    Page - 16

     b. On the Effective Date, the Transferred Causes of Action shall be deemed transferred from the Debtor to the Creditors' Trust and will then be administered in accordance with the terms of the Creditors' Trust Agreement. On the Effective Date, the Debtor shall execute an assignment of the Avoidance Actions to the Creditors' Trust; provided, however, that such assignment must be in a form acceptable to the Debtor and High River.

     c. On the Effective Date, High River shall deposit $50,000 into the Creditors' Trust, to be administered in accordance with the terms of the Creditors' Trust Agreement.

     d. If Class 5 votes to reject the Plan, the Reorganized Debtor shall deliver the Creditors' Note and the Creditors' Equity Interest to the Creditors' Trustee on, or as promptly as reasonably possible after, the Effective Date.

     e. The Creditors' Trust shall be a grantor trust for purposes of the Internal Revenue Code, title 26 of the United States Code.

     6.4 Assignment of Foothill Assets. On, or as soon as reasonably possible after, the Effective Date, the Debtor, or the Reorganized Debtor as the case may be, shall execute assignments and such other documents as are reasonably necessary to effectuate the conveyance of the Foothill Assets to Foothill. The Debtor, and the Reorganized Debtor as the case may be, shall reasonably cooperate with Foothill to transfer ownership and operation of the Foothill Assets to Foothill as of the Effective Date.

     6.5 Revesting of Retained Assets Except as otherwise provided in the Plan or the Confirmation Order, upon the Effective Date, all remaining property of the Debtor's Estate, wherever situated, shall vest in, or remain the property of, the Reorganized Debtor free and clear of all Claims. All causes of action of the Debtor's Estate, except for the Transferred Causes of Action and Other Off-Shore Assets, shall be preserved and vest in the Reorganized Debtor. All of the Transferred Causes of Action shall be transferred to, and vest in, the Creditors' Trust. All causes of action that constitute Other Off-Shore Assets shall be transferred to, and vest in, Foothill.

     6.6 Discharge of Debtor. Except as otherwise provided in the Plan, all consideration distributed under the Plan shall be in exchange for, and in complete satisfaction, discharge, and release of, all Claims of any nature whatsoever against the Debtor or any of its assets or properties; and except as otherwise provided herein, upon the Effective Date, the Debtor and its successors-in-interest shall be deemed discharged and released pursuant to section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims treated in the Plan, as well as all other Claims, demands and liabilities that arose before the Effective Date, and all debts of the kind specified in section 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not (a) a proof of Claim based upon such debt is filed or deemed filed under section 501 of the Bankruptcy Code; (b) a Claim based upon such debt is Allowed under section 502 of the Bankruptcy Code; (c) the holder of a Claim based upon such debt has accepted this Plan; or (d) the Claim has been Allowed, disallowed, or estimated pursuant to section 502(c) of the Bankruptcy Code. Except as otherwise provided in the Plan, the Confirmation Order shall be a judicial determination of discharge of all liabilities of the Debtor and their successors-in-interest other than those obligations specifically set forth pursuant to this Plan.

PANACO PLAN OF REORGANIZATION                                    Page - 17

     6.7 Injunction. Except as otherwise provided in the Plan, from and after the Confirmation Date, all holders of Claims against and Equity Interests in the Debtor are permanently restrained and enjoined (a) from commencing or continuing in any manner, any action or other proceeding of any kind with respect to any such Claim or Equity Interest against the Debtor, its Assets, or the Reorganized Debtor; (b) from enforcing, attaching, collecting, or recovering by any manner or means, any judgment, award, decree, or order against the Reorganized Debtor or its Assets; (c) from creating, perfecting, or enforcing any encumbrance of any kind against the Reorganized Debtor or its Assets; (d) from asserting any setoff, right of subrogation, or recoupment of any kind against any obligation due the Debtor; and (e) from performing any act, in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan; provided, however, that each holder of a Contested Claim may continue to prosecute its proof of Claim in the Bankruptcy Court and all holders of Claims and Equity Interests shall be entitled to enforce their rights under the Plan and any agreements executed or delivered pursuant to or in connection with the Plan.

     6.8 Revocation of Plan. The Debtor reserves the right to revoke and withdraw this Plan before the entry of the Confirmation Order. If the Debtor revokes or withdraws this Plan, or if confirmation of this Plan does not occur, then, with respect to the Debtor, this Plan shall be deemed null and void and nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtor, as the case may be, or any other Person or to prejudice in any manner the rights of the Debtor, as the case may be, or person in any further proceedings involving the Debtor.

     6.9 Reorganized Debtor's Board of Directors. The initial board of directors of the Reorganized Debtor shall consist of the following persons: [TO BE SUPPLIED ON OR BEFORE DISCLOSURE STATEMENT HEARING.]

     6.10 Reorganized Debtor's Executive Officers. The initial executive officers of the Reorganized Debtor shall include the following persons: [TO BE SUPPLIED ON OR BEFORE DISCLOSURE STATEMENT HEARING.] Such executive officers shall be compensated at their current compensation levels or such other levels as may be determined by the Board of Directors of the Reorganized Debtor.

     6.11 Charter and Bylaws. The charter and bylaws of the Reorganized Debtor shall be created or amended as of the Effective Date as necessary (a) to satisfy the provisions of this Plan; (b) to prohibit the issuance of nonvoting equity securities as required by section 1123(a)(6) of the Bankruptcy Code; and (c) to prohibit the transfer of any Equity Interest in the Reorganized Debtor to or by any Person who is, was or would become as a result of such transfer, a "5% shareholder" within the meaning of 26 U.S.C. ss. 382.

     6.12 Amendment to Indenture for Bonds. On or after the Effective Date, High River, as the holder of over 99% of the Bonds, and the Reorganized Debtor shall amend the Indenture for the Bonds substantially in the manner reflected in an Amended Indenture, in a form acceptable to High River and the Reorganized Debtor.

PANACO PLAN OF REORGANIZATION                                    Page - 18

     6.13 Bonds and General Unsecured Claims Not Discharged. Pursuant to the Plan, Panaco's and the Reorganized Debtor's debts and obligations under the Bonds and General Unsecured Claims shall, except to the extent exchanged for equity interests in the Reorganized Debtor, remain outstanding and shall not be discharged by Confirmation of the Plan. Following Confirmation of the Plan, the Bonds and the General Unsecured Claims that remain outstanding shall be paid under the terms of sections 4.4 and 4.5 of the Plan.

     6.14 Management Agreement with National Energy Group. After the Effective Date, the Reorganized Debtor may enter into a Management Agreement with National Energy Group in a form similar to the Management Agreement attached hereto as Exhibit "5".

                                   ARTICLE 7
                       PROVISIONS GOVERNING DISTRIBUTION

     7.1 Distributions. Any payments or distributions to be made by the Reorganized Debtor pursuant to the Plan shall be made on or before the Initial Distribution Date except as otherwise provided for in the Plan, or as may be ordered by the Bankruptcy Court. Any payment or distribution by the Reorganized Debtor pursuant to this Plan, to the extent delivered by the United States Mail, shall be deemed made when deposited by the Reorganized Debtor into the United States Mail. Any payments or distributions to be made by the Exchange Agent shall be made in accordance with section 4.12(b)(i) of this Plan and the Exchange Agent Agreement. Any payments or distributions to be made by the Creditors' Trustee shall be made in accordance with the Creditors' Trust Agreement.

     7.2 Means of Cash Payment. Payments of Cash to be made by the Reorganized Debtor or the Exchange Agent pursuant to the Plan shall be made by check drawn on a domestic bank or by wire transfer from a domestic bank.

     7.3 Delivery of Distributions. Distributions and deliveries by the Reorganized Debtor or the Exchange Agent to holders of Allowed Claims shall be made at the addresses set forth on the proofs of Claim or proofs of interest filed by such holders (or at the last known addresses of such holders if no proof of Claim or proof of interest is filed; or if the Debtor has been notified of a change of address, at the address set forth in such notice). If any holder's distribution is returned as undeliverable, no further distributions to such holder shall be made unless and until the Reorganized Debtor or the Exchange Agent is notified of such holder's then current address, at which time all unpaid distributions shall be made to such holder.

     7.4 Deadline for Claims for Undeliverable Distributions. All claims for undeliverable distributions shall be made on or before the fifth (5th) anniversary of the Initial Distribution Date. After such date, all Unclaimed Property shall revert to the Reorganized Debtor or the Exchange Agent, as the case may be, and the Claim of any holder with respect to such property shall be discharged and forever barred.

PANACO PLAN OF REORGANIZATION                                    Page - 19

     7.5 Time Bar to Cash Payments. Checks issued by the Reorganized Debtor and the Exchange Agent in respect of Allowed Claims shall be null and void if not cashed within ninety (90) days after the date of delivery thereof. Requests for re-issuance of any check shall be made directly to the Reorganized Debtor or the Exchange Agent by the holder of the Allowed Claim to whom such check originally was issued. Any claim in respect of such a voided check shall be made on or before the later of the first anniversary of the Initial Distribution Date or ninety (90) days after the date of delivery of such check. After such date, all Claims in respect of void checks shall be discharged and forever barred.

     7.6 No Interest Unless Otherwise Provided. No interest shall be paid on any Claim unless, and only to the extent that, the Plan specifically provides otherwise.

     7.7 Prepayment. The Debtor expressly reserves the right, in its sole discretion, to prepay, in whole or in part, any obligation created pursuant to the Plan, and no interest shall accrue with respect to the prepaid portion of such obligation from and after the date of such prepayment.

     7.8 Timing of Distributions. Any payment or distribution required to be made hereunder on a day other than a Business Day shall be due and payable on the next succeeding Business Day.

     7.9 No De Minimis Distributions. Notwithstanding any other provision of the Plan to the contrary, no distribution of less than $25 shall be made to any holder of an Allowed Claim. Such undistributed amount will be retained by the Reorganized Debtor or the Exchange Agent, as the case may be.

     7.10 Distribution of Common Stock in Reorganized Debtor.

     a. Timing of Distributions. On the Effective Date or as soon thereafter as is reasonably practical, the Reorganized Debtor shall distribute the shares of common stock in the Reorganized Debtor to be issued and distributed under section 4.4 of the Plan to the High River. In the case of a rejection of the Plan by Class 5, the Reorganized Debtor shall distribute the Creditors' Equity Interest to the Creditors' Trustee to be held for the benefit of General Unsecured Creditors.

     b. No Fractional Interests. The calculation of the distribution of shares of common stock in the Reorganized Debtor to be issued and distributed under sections 4.4 and 4.5 of the Plan may mathematically entitle the holder to a fractional interest in a share of common stock in the Reorganized Debtor. The number of shares of common stock in the Reorganized Debtor to be received by such holder shall be rounded to the next lower whole number of shares. The total number of shares of common stock in the Reorganized Debtor to be distributed shall be adjusted as necessary to account for the rounding provided for in this section. No consideration shall be provided in lieu of the fractional shares that are rounded down and not issued.

PANACO PLAN OF REORGANIZATION                                    Page - 20

                                   ARTICLE 8

                     PROCEDURES FOR RESOLVING AND TREATING
                        CONTESTED AND CONTINGENT CLAIMS

     8.1 Objection Deadline. Unless a different date is set by order of the Bankruptcy Court, all objections to Claims (except for Claims held by royalty interest owners, overriding royalty interest owners or working interest owners) shall be served and filed no later than 180 days after the Effective Date. All Contested Claims shall be litigated to Final Order; provided, however, that the Debtor or the Reorganized Debtor may compromise and settle any Contested Claim, subject to the approval of the Bankruptcy Court.

     8.2 Responsibility for Objecting to Claims. The Reorganized Debtor shall have the sole right and responsibility for objecting to the allowance of Claims following the Effective Date.

     8.3 No Distribution Pending Allowance. Notwithstanding any other provision of the Plan, no payment or distribution shall be made by the Reorganized Debtor or the Exchange Agent with respect to any Contested Claim unless and until such Contested Claim becomes an Allowed Claim.

     8.4 Distribution After Allowance. Distributions to each holder of a Contested Claim, to the extent that such Claim becomes an Allowed Claim, shall be made in accordance with the provisions of the Plan governing the Class of Claims to which such Claim belongs, and such holders shall receive all distributions to which such holders would have been entitled had such Claim been an Allowed Claim on the Effective Date.

PANACO PLAN OF REORGANIZATION                                    Page - 21

                                    ARTICLE 9

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     9.1 General Treatment; Assumed If Not Rejected. The Plan constitutes and incorporates a motion by the Debtor to assume, as of the Effective Date, all prepetition executory contracts and unexpired leases to which the Debtor is a party, except for executory contracts or unexpired leases that (a) have been assumed or rejected pursuant to Final Order of the Bankruptcy Court, (b) are the subject of a separate motion pursuant to section 365 of the Bankruptcy Code to be filed and served by the Debtor on or before the Confirmation Date, or (c) are designated on Exhibit "6" of the Plan as executory contracts and unexpired
               -------   -
leases which the Debtor intends to reject. The Plan also constitutes and incorporates a motion by the Debtor to assign to Foothill all of the Off-Shore Contracts.

     9.2 Cure Payments and Release of Liability. All Cure Payments which may be required by section 365(b)(1) of the Bankruptcy Code under any executory contract or unexpired lease that is assumed, or assumed and assigned, under this Plan shall be made on or before the Initial Distribution Date; provided, however, that in the event of a dispute regarding the amount of any Cure Payments, the cure of any other defaults, the ability of any party to provide adequate assurance of future performance, or any other matter pertaining to assumption or assignment, the Reorganized Debtor shall make such Cure Payments and cure such other defaults and provide adequate assurance of future performance, all as may be required by section 365(b)(1), of the Bankruptcy Code only following the entry of a Final Order resolving such dispute. To the extent that a party to an assumed executory contract or unexpired lease has not filed an appropriate pleading with the Bankruptcy Court on or before the thirtieth
(30th) day after the Effective Date disputing the amount of any Cure Payments offered to it, disputing the cure of any other defaults, disputing the promptness of the Cure Payments, or disputing the provisions of adequate assurance of future performance, then such party shall be deemed to have waived its right to dispute such matters. Any Cure Payments arising from the Off-Shore Contracts that are due to be paid following the Effective Date shall be payable by Foothill, and the Reorganized Debtor shall have no liability for such Cure Payments.

     9.3 Bar to Rejection Damages. If the rejection of an executory contract or an unexpired lease by the Debtor results in damages to the other party or parties to such contract or lease, a Claim for such damages shall be forever barred and shall not be enforceable against the Debtor or their respective properties or agents, successors, or assigns, unless a proof of Claim is filed with the Bankruptcy Court and served upon the Reorganized Debtor by the earlier of (a) 30 days after the Confirmation Date or (b) such other deadline as the Bankruptcy Court may set for asserting a Claim for such damages.

     9.4 Rejection Claims. Any Claim arising from the rejection of an unexpired lease or executory contract and not barred by section 9.3 of the Plan shall be treated as a General Unsecured Claim pursuant to the Plan; provided, however, that any Claim based upon the rejection of an unexpired lease of real property shall be limited in accordance with section 502(b)(6) of the Bankruptcy Code and state law mitigation requirements. Nothing contained herein shall be deemed an admission by the Debtor that such rejection gives rise to or results in a Claim or shall be deemed a waiver by the Debtor of any objections to such Claim if asserted.

PANACO PLAN OF REORGANIZATION                                    Page - 22

                                   ARTICLE 10

                 CONDITIONS PRECEDENT TO EFFECTIVENESS OF PLAN

     10.1 Conditions to Effectiveness of Plan. The Effective Date of the Plan shall not occur unless and until the following conditions shall have been satisfied or waived in writing by the Debtor and High River, as determined in their sole discretion:

     a. the Bankruptcy Court shall have entered the Confirmation Order, in form and substance reasonably acceptable to the Debtor and High River;

     b. all actions, documents, and agreements necessary to implement the Plan shall have been effected or executed;

     c. the Debtor shall have received all authorizations, consents, regulatory approvals, rulings, letters, no-action letters, opinions or documents that are determined by the Debtor to be necessary to implement the Plan; and

     e. the Confirmation Order shall have become a Final Order.

     10.2 Deadline for Effectiveness of Plan. If all of the conditions to the effectiveness of the Plan, as set forth in section 10.1 above, have not been satisfied or waived by May 1, 2003, this Plan shall be deemed terminated and the Confirmation Order shall be deemed vacated. The deadline for effectiveness of the Plan set forth in this section 10.2 of the Plan can be extended, modified or waived only by written agreement between the Debtor and High River.

                                   ARTICLE 11

                            CONSUMMATION OF THE PLAN

     11.1 Retention of Jurisdiction. Pursuant to sections 1334 and 157 of title 28 of the United States Code, the Bankruptcy Court shall retain nonexclusive jurisdiction of all matters arising in, arising under, and related to the Chapter 11 Cases and the Plan, for the purposes of sections 105(a) and 1142 of the Bankruptcy Code, and for, among other things, the following purposes:

     a. To hear and to determine any and all objections to or applications concerning the allowance of Claims or the allowance, classification, priority, compromise, estimation, or payment of any Claim, or Equity Interest;

PANACO PLAN OF REORGANIZATION                                    Page - 23

     b. To hear and determine any and all applications for payment of fees and expenses from the Debtor's estates made by attorneys or any other Professional pursuant to sections 330 or 503 of the Bankruptcy Code, or for payment of any other fees or expenses authorized to be paid or reimbursed from the Debtor's estates under the Bankruptcy Code, and any and all objections thereto;

     c. To hear and determine all applications by professionals employed by the Creditors' Trustee for payment of fees and expenses by the Creditors' Trust, and any and all objections thereto;

     d.  To  hear  and  determine   pending   applications  for  the  rejection,
assumption, or assumption and assignment of unexpired leases and executory contracts and the allowance of Claims resulting therefrom, and to determine the rights of any party in respect of the assumption or rejection of any executory contract or lease;

     e. To hear and determine any and all adversary proceedings, applications, or contested matters, including any remands from any appeals;

     f. To hear and to determine all controversies, disputes, and suits that may arise in connection with the execution, interpretation, implementation, consummation, or enforcement of the Plan or in connection with the enforcement of any remedies made available under the Plan;

     g. To liquidate any disputed, contingent, or unliquidated Claims;

     h.  To  ensure  that   distributions  to  holders  of  Allowed  Claims  are
accomplished as provided herein;

     i. To enter and to implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked, modified, or vacated;

     j. To enable the Reorganized Debtor to prosecute any and all proceedings which may be brought to set aside liens or encumbrances and to recover any transfers, assets, properties or damages to which the Debtor may be entitled under applicable provisions of the Bankruptcy Code or any other federal, state or local laws, including causes of action, controversies, disputes and conflicts between the Debtor and any other party, including but not limited to, any causes of action or objections to Claims, preferences or fraudulent transfers and obligations or equitable subordination;

     k. To consider any modification of the Plan pursuant to section 1127 of the Bankruptcy Code, to cure any defect or omission, or to reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

     l. To enter and to implement such orders as may be necessary or appropriate to execute, interpret, implement, consummate, or to enforce the terms and conditions of the Plan and the transactions contemplated thereunder;

PANACO PLAN OF REORGANIZATION                                    Page - 24

     m. To hear and to determine any other matter not inconsistent with the Bankruptcy Code and title 28 of the United States Code that may arise in connection with or related to the Plan; and

     n. To enter a final decree closing the Chapter 11 Case.

     11.2 Abstention and Other Courts. If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of or relating to these Chapter 11 Cases, this section of the Plan shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

     11.3 Nonmaterial Modifications. The Debtor may, with the approval of the Bankruptcy Court and without notice to all holders of Claims and Equity
Interests, correct any nonmaterial defect, omission, or inconsistency in the Plan in such manner and to such extent as may be necessary or desirable. The Debtor may undertake such nonmaterial modification pursuant to this section insofar as it does not adversely change the treatment of the Claim of any Creditor or the interest of any Equity Interest holder who has not accepted in writing the modification.

     11.4 Material Modifications. Modifications of this Plan may be proposed in writing by the Debtor at any time before confirmation, provided that this Plan, as modified, meets the requirements of sections 1122 and 1123 of the Bankruptcy Code, and the Debtor shall have complied with section 1125 of the Bankruptcy Code. This Plan may be modified at any time after confirmation and before the Initial Distribution Date, provided that the Plan, as modified, meets the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as modified, under section 1129 of the Bankruptcy Code, and the circumstances warrant such modification.

                                   ARTICLE 12
                                                       MISCELLANEOUS PROVISIONS

     12.1 Limitation on Certain Claims. Claims arising under section 502(h) of the Bankruptcy Code shall be payable only from the Creditors' Trust. Holders of Allowed Claims under section 502(h) of the Bankruptcy Code shall not be entitled to receive a High River Creditor Payment.

     12.2 Setoffs. All of the Debtor's setoff rights are expressly preserved under this Plan for the benefit of the Reorganized Debtor. The Debtor or Reorganized Debtor may, but shall not be required to, set off against any Claim and the payments or other distributions to be made pursuant to this Plan in respect of such Claim, claims of any nature whatsoever that the Debtor may have against the holder of such Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any such claim that the Debtor may have against such holder.

PANACO PLAN OF REORGANIZATION                                    Page - 25

     12.3 Compliance With All Applicable Laws. If notified by any governmental authority that they are in violation of any applicable law, rule, regulation, or order of such governmental authority relating to their businesses, the Debtor and Reorganized Debtor shall comply with such law, rule, regulation, or order; provided that nothing contained herein shall require such compliance if the legality or applicability of any such requirement is being contested in good faith in appropriate proceedings and, if appropriate, an adequate reserve has been set aside on the books of the Debtor or Reorganized Debtor.

     12.4 Exculpation of Reorganized Debtor From Liability for Creditors' Trust. The Reorganized Debtor (i) shall have no obligations or duties to the Creditors' Trust or its beneficiaries, (ii) shall have no responsibility for the administration of the Creditors' Trust and (iii) shall not incur any liability on account of the operations of the Creditors' Trust or the conduct of the Creditors' Trustee.

     12.5 Binding Effect. The Plan shall be binding upon, and shall inure to the benefit of, the Debtor, the holders of the Claims, the holders of Equity Interests, and their respective successors and assigns.

     12.6 Governing Law. Unless a rule of law or procedure supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) is applicable, or a specific choice of law provision is provided, the internal laws of the State of Texas shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan, without regard to conflicts of law.

     12.7 Filing of Additional Documents. The Debtor shall file such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

     12.8 Dissolution of Committee. The Committee shall dissolve and cease to exist as of the Effective Date.

     12.9 Exemption from Transfer Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities as contemplated under the Plan, the creation of any mortgage, deed of trust, or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including, without limitation, any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax.

     12.10  Retiree  Benefits.  On and after the  Effective  Date,  pursuant  to section 1129(a)(13) of the Bankruptcy Code, the Reorganized Debtor shall continue to pay any retiree benefits (within the meaning of section 1114 of the Bankruptcy Code), at the level established in accordance with section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, or the duration of the period for which the Reorganized Debtor is obligated to provide such benefits.

PANACO PLAN OF REORGANIZATION                                    Page - 26

     12.11 Section 1125(e) of the Bankruptcy Code. As of the Confirmation Date, the Debtor and High River shall be deemed to have solicited acceptances of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code.

     12.12 Notices. To be effective, all notices, requests, and demands to or upon the Debtor, the Reorganized Debtor, or High River shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, with a copy by mail, addressed as follows:

If to the Debtor or the Reorganized Debtor:

Panaco, Inc.
Attn:  ______________________
_____________________________
Houston, Texas  _____________
Telephone:  (713) ___________
Facsimile:  (713) ___________

with a copy to:

Patrick J. Neligan, Jr., Esq.
Neligan, Tarpley, Andrews, & Foley LLP
1700 Pacific Avenue, Suite 2600
Dallas, Texas 75201
Telephone:  (214) 840-5300
Facsimile:   (214) 840-5301

If to High River:

Mr. Robert J. Mitchell
767 Fifth Avenue, 47th Floor
New York, New York  10153
Telephone:  (212) 702-4302
Facsimile:   (212) 750-5815

with a copy to:

Stephen M. Pezanosky, Esq.
Haynes and Boone, LLP
901 Main Street, Suite 3100
Dallas, Texas  75202
Telephone:  (214) 651-5000
Facsimile:   (214) 651-5940


PANACO PLAN OF REORGANIZATION                                    Page - 27

     12.13 Reorganized Debtor's Indemnification of Officers and Directors. Current officers and directors of the Debtor will be indemnified by the Reorganized Debtor for any and all acts, decisions, omissions or conduct taken in connection with their duties as officers and directors of the Debtor, provided those acts that constitute intentional torts or criminal actions shall not be indemnified. Further, all former directors of the Debtor shall be indemnified by the Reorganized Debtor for any and all acts, decisions, omissions or conduct taken by those directors in connection with their duties as former directors of the Debtor. Likewise, former directors of the Debtor will not be indemnified for those acts that constitute intentional torts or criminal actions. In no event shall the indemnification for current officers and directors of the Debtor or past directors of the Debtor be broader in scope than the indemnification provided under state law for the state in which the Debtor is incorporated.

     12.14 Release. Notwithstanding anything herein to the contrary, as of the Effective Date, none of (i) the Debtor and the Debtor's officers, directors and employees, (ii) the Committee, (iii) the accountants, financial advisors, investment bankers, and attorneys for the Debtors, and (vi) the directors, officers, partners, members, agents, representatives, accountants, financial advisors, investment bankers, attorneys, or employees for any of the persons or entities described in (ii) through (iii) of this section shall have or incur any liability for any claim, cause of action or other assertion of liability for any act taken or omitted to be taken since the Debtor's Petition Date in connection with, or arising out of the bankruptcy case, the confirmation, consummation, or administration of the Plan, or property to be distributed under the Plan, except for willful misconduct or gross negligence.

     12.15 Due Authorization By Creditors. Each Creditor who elects to participate in the distributions provided for herein warrants that it is authorized to accept in consideration of its Claim against the Debtor the distributions provided for in this Plan and that there are no outstanding commitments, agreements, or understandings, express or implied, that may or can in any way defeat or modify the rights conveyed or obligations undertaken by it under this Plan.

     12.16 Acceptance by Class 5: Release of High River. If Class 5 votes to accept the Plan, the Debtor, Reorganized Debtor, and the Creditors' Trust shall be deemed to have generally and fully released, as of the Effective Date, any and all claims or causes of action that any of them have, had, or may have had against High River or any of High River's officers, directors, employees, agents, affiliates and subsidiaries. The foregoing release shall include a release by the Debtor, the Reorganized Debtor and the Creditors' Trustee of all Transferred Causes of Action. The release provided herein is expressly subject to the acceptance of the Plan by Class 5 and is in consideration for the contributions and payments to be made by High River under this Plan, including the High River Creditor Payments.

Dated:  January 31, 2003
        Houston, Texas


PANACO, INC.



By:      _______________________________
Name:    _______________________________
Its:     _______________________________


PANACO PLAN OF REORGANIZATION                                    Page - 28

                                  EXHIBIT "1"
                                  -----------

                           CREDITORS' TRUST AGREEMENT











                        TO BE SUPPLIED ON OR BEFORE THE
                        HEARING TO CONSIDER APPROVAL OF
                            THE DISCLOSURE STATEMENT

                                  EXHIBIT "2"
                                  -----------


                          LIST OF OFF-SHORE PROPERTIES











                       TO BE SUPPLIED ON OR BEFORE THE
                        HEARING TO CONSIDER APPROVAL OF
                            THE DISCLOSURE STATEMENT







PANACO PLAN OF REORGANIZATION                                     Page 2

                                  EXHIBIT "3"
                                  -----------


                          LIST OF OFF-SHORE CONTRACTS











                       TO BE SUPPLIED ON OR BEFORE THE
                        HEARING TO CONSIDER APPROVAL OF
                            THE DISCLOSURE STATEMENT






PANACO PLAN OF REORGANIZATION                                     Page 3

                                  EXHIBIT "4"
                                  -----------

                         LIST OF OTHER OFF-SHORE ASSETS











                       TO BE SUPPLIED ON OR BEFORE THE
                        HEARING TO CONSIDER APPROVAL OF
                            THE DISCLOSURE STATEMENT







PANACO PLAN OF REORGANIZATION                                     Page 4

                                  EXHIBIT "5"
                                  -----------


                   NATIONAL ENERGY GROUP MANAGEMENT AGREEMENT



















PANACO PLAN OF REORGANIZATION                                     Page 5

                                  EXHIBIT "6"
                                  -----------


                LIST OF REJECTED EXECUTORY CONTRACTS AND LEASES








                       TO BE SUPPLIED ON OR BEFORE THE
                        HEARING TO CONSIDER APPROVAL OF
                            THE DISCLOSURE STATEMENT








PANACO PLAN OF REORGANIZATION                                     Page 6

                                                                    Exhibit 99.2


                     IN THE UNITED STATES BANKRUTPCY COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

IN RE:                                 :
                                       :
PANACO, INC.,                          :            CASE NO. 02-37811
                                       :
DEBTOR.                                :            CHAPTER 11
                                       :
                                       :            Hearing Date:
                                       :            Hearing Time:

            DEBTOR'S DISCLOSURE STATEMENT UNDER SECTION 1125 OF THE
           BANKRUPTCY CODE REGARDING DEBTOR'S PLAN OF REORGANIZATION
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                    ---------------------------------------



                                       Patrick J. Neligan, Jr.
                                       State Bar No. 14866000
                                       Monica S. Blacker
                                       State Bar No. 00796534
                                       Cynthia Williams Cole
                                       State Bar No. 24035579
                                       NELIGAN, TARPLEY, ANDREWS &
                                       FOLEY, L.L.P.
                                       1700 Pacific, Suite 2600
                                       Dallas, Texas  75201

                                       COUNSEL FOR THE DEBTOR
                                       AND DEBTOR IN POSSESSION







Dated:  January 31, 2003
        dallas, Texas

                               TABLE OF CONTENTS


I.       INTRODUCTION.............................................................................................1

II.      NOTICE TO HOLDERS OF CLAIMS..............................................................................1

III.     EXPLANATION OF CHAPTER 11................................................................................2
         A.       Overview of Chapter 11..........................................................................2
         B.       Plan of Reorganization..........................................................................3

IV.      SUMMARY OF THE PLAN......................................................................................4
         A.       General Overview................................................................................4
         B.       Classification and Treatment....................................................................5
                  1. Unclassified Claims Against the Debtors......................................................6
                  2. Classified Claims and Interests..............................................................7
         C.       Means of Implementation of the Plan............................................................10
                  1. Distributions...............................................................................10
                  2. Exchange Agent..............................................................................11
                  3. Creditors' Trust............................................................................12
                           a.       Creditors' Trust Assets......................................................12
                           b.       Administration of Creditor's Trust...........................................12
                  4. Revesting of Assets.........................................................................12
                  5. Discharge of Debtors........................................................................12
                  6. Injunction..................................................................................13
                  7. Revocation of Plan..........................................................................13
                  8. Reorganized Debtor's Board of Directors.....................................................13
                  9. Reorganized Debtor's Executive Officers.....................................................13
                  10.   Charter and Bylaws.......................................................................14
                  11.   Amendment to Indenture for Bonds.........................................................14
                  12.   Bonds and General Unsecured Claims Not Discharged........................................14
                  13.   Management Agreement with National Energy Group..........................................14
         D.       Executory Contracts and Unexpired Leases.......................................................14
                  1. General Treatment; Assumed If Not Rejected..................................................14
                  2. Cure Payments and Release of Liability......................................................15
                  3. Bar to Rejection Damages....................................................................15
                  4. Rejection Claims............................................................................15

V.       DESCRIPTION OF THE DEBTOR...............................................................................16
         A.       Overview 16
         B.       Business of the Debtor.........................................................................16
                  1. Principal Areas of Operations...............................................................16
                           a.       East Breaks 160/161/205......................................................16
                           b.       West Delta Fields............................................................17
                           c.       Umbrella Point Field Inland..................................................17
                           d.       East Breaks 165..............................................................17

                                       i

                           e.       East Breaks 109..............................................................18
                           f.       West Delta 52................................................................18
                  2. Oil and Natural Gas Reserves................................................................18
                  3. Production and Sales Prices.................................................................19
                  4. Markets and Customers.......................................................................19
                  5. Regulation..................................................................................20
                           a.       General......................................................................20
                           b.       Plugging and Abandonment.....................................................20
                           c.       Exploration and Production...................................................20
                           d.       Environmental Protection and Occupational Safety.............................21
                           e.       Marketing and Transportation.................................................23
                           f.       Operational Hazards and Insurance............................................23
                  6. Competition.................................................................................24
                  7. Office Space................................................................................24
                  8. Employees...................................................................................24
         C.       Capital Structure of PANACO....................................................................24
                  1. Senior Notes................................................................................24
                  2. Credit Facilities...........................................................................25
                  3. Common Stock................................................................................25
         D.       Selected Financial Data........................................................................26
         E.       Directors and Officers.........................................................................26
         F.       Executive Compensation.........................................................................26
                  1. Cash Compensation...........................................................................26
                  2. Option Exercises/Values.....................................................................27
                  3. Compensation of Directors...................................................................27
         G.       Security Ownership of Certain Beneficial Owners................................................27
         H.       Security Ownership of Management...............................................................28

VI.      THE CHAPTER 11 CASE.....................................................................................28
         A.       Factors Leading to Chapter 11 Filing...........................................................28
         B.       Commencement of the Chapter 11 Case............................................................29
         C.       Significant Events Since Commencement of Chapter 11 Case.......................................29
                  1. Continuation of Debtor's Business...........................................................29
                  2. Stay of Litigation..........................................................................29
                  3. Operating Orders............................................................................29
                  4. Appointment of Committee....................................................................29
                  5. Representation of the Debtor................................................................29
                  6. Motion to Assume the Joint Operating Agreement with Unocal..................................30

VII.     CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN.....................................................30
         A.       Tax Consequences to the Debtors................................................................31
                  1. Discharge-of-Indebtedness Income............................................................31
                  2. Limitation On Net Operating Losses..........................................................32
                  3. Alternative Minimum Tax.....................................................................32
         B.       Tax Consequences To Holders of Equity Interests................................................33

                                       ii

         C.       Tax Consequences To Holders of Claims..........................................................33

VIII.    LITIGATION  34
         A.       Litigation Claims..............................................................................34
                  1. Panaco v. Falcon Exploration, Inc. and Tribow, L.L.C., Case No. 2002-12063..................34
                  2. Panaco v. Carson Energy.....................................................................34
                  3. Panaco v. Carson Energy.....................................................................34
                  4. Panaco v. Carter Bills......................................................................35
                  5. Panaco v. Venture Exploration Company.......................................................35
                  6. Panaco v. El Paso Energy Company............................................................35
                  7. Panaco v. El Paso Energy Company............................................................35
                  8. Panaco v. El Paso Energy Company............................................................35
                  9. Claiborn J. Landry, et. al. vs. Exxon Pipeline Co., et. al., 18th Judicial District Court, Parish of
                           Iberville, Case No. 50991, Division B.................................................35
                  10.   Boudreaux v. Panaco, Inc., et. al., United States District Court, Western District of Louisiana, Case
                           No. CV-01-1827........................................................................35
                  11.   Gary Grove v. Panaco, Inc., Case No. G-01-684, Galveston District........................36
                  12.   Pam Neang/Savong v. Bay Coquile, et. al., Case No. 48-140, Division "B", Parish of Plaquemines.    36
                  13.   Delta Seaboard Well Service, Inc. v. Panaco, Inc., 25th Judicial District Court, Case No. 48-751,
                           Division A, Parish of Plaquemines.....................................................36
         B.       Causes of Action to Be Transferred to the Creditors' Trust.....................................36
                  1. Avoidance Actions...........................................................................36

IX.      CONFIRMATION OF THE PLAN................................................................................37
         A.       Solicitation of Votes; Voting Procedures.......................................................37
                  1. Ballots and Voting Deadlines................................................................37
                  2. Parties in Interest Entitled to Vote........................................................37
                  3. Definition of Impairment....................................................................38
                  4. Classes Impaired Under the Plan.............................................................38
                  5. Vote Required For Class Acceptance..........................................................38
         B.       Confirmation Hearing...........................................................................39
         C.       Requirements For Confirmation of a Plan........................................................39
         D.       Cramdown 42

X.       RISK FACTORS............................................................................................43
         A.       Insufficient Acceptances.......................................................................43
         B.       Confirmation Risks.............................................................................44
         C.       Conditions Precedent...........................................................................44

XI.      ALTERNATIVES TO CONFIRMATION AND CONSUMMATION OF THE pLAN...............................................44

XII.     CONCLUSION..............................................................................................45

                                  I.  INTRODUCTION

     Panaco, Inc. ("Panaco"), the above-captioned debtor and debtor in possession herein (the "Debtor"), submits this Disclosure Statement Pursuant to
Section 1125 of the Bankruptcy Code with Respect to Debtor's Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement"). This Disclosure Statement is to be used in connection with the solicitation of votes on the Debtor's Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated January 31, 2003 (the "Plan"). A copy of the Plan is attached hereto as Exhibit A. Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed thereto in the Plan (see Article 1 of the Plan entitled "Definitions and Construction of Terms").

                              II.  NOTICE TO HOLDERS OF CLAIMS

     The purpose of this Disclosure Statement is to enable creditors of the Debtor whose Claims are impaired to make an informed decision in exercising their right to vote to accept or reject the Plan. THIS DISCLOSURE STATEMENT CONTAINS INFORMATION THAT MAY BEAR UPON YOUR DECISION TO ACCEPT OR REJECT THE PLAN. PLEASE READ THIS DOCUMENT CAREFULLY.

     On  ___________,  2003, the  Bankruptcy  Court entered an order pursuant to section 1125 of the Bankruptcy Code (the "Disclosure Statement Order") approving this Disclosure Statement as containing information of a kind, and in sufficient detail, adequate to enable a hypothetical, reasonable investor, typical of the solicited holders of Claims against and Equity Interests in the Debtor, to make an informed judgment with respect to the acceptance or rejection of the Plan. A copy of the Disclosure Statement Order is included in the materials accompanying this Disclosure Statement.

     APPROVAL OF THIS DISCLOSURE STATEMENT BY THE BANKRUPTCY COURT DOES NOT CONSTITUTE A DETERMINATION BY THE BANKRUPTCY COURT REGARDING THE FAIRNESS OR MERITS OF THE PLAN. THIS DISCLOSURE STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE STATEMENTS CONTAINED HEREIN.

     Each holder of a Claim entitled to vote to accept or reject the Plan should read this Disclosure Statement and the Plan in their entirety before voting. No solicitation of votes to accept or reject the Plan may be made except pursuant to this Disclosure Statement and section 1125 of the Bankruptcy Code. Except for the Debtor and its professionals, no person has been authorized to use or promulgate any information concerning the Debtor, its business, or the Plan, other than the information contained herein, in connection with the solicitation of votes to accept or reject the Plan. No holder of a Claim entitled to vote on the Plan should rely upon any information relating to the Debtor, its business, or the Plan other than that contained in the Disclosure Statement and the exhibits hereto. Unless otherwise indicated, the source of all information set forth herein is the Debtor and its professionals.

     After carefully reviewing this Disclosure Statement, including the attached exhibits, please indicate your acceptance or rejection of the Plan by voting in favor of or against the Plan on the enclosed ballot and returning the same to the address set forth on the ballot, in the enclosed return envelope so that it will be received by the Debtor's tabulation agent, _____________________, no later than 5:00 p.m., Central Time, on ____________, 2003.

     If you do not vote to accept the Plan, or if you are the holder of an unimpaired Claim, you may be bound by the Plan if the requisite holders of Claims accept it. See "Confirmation of the Plan -- Solicitation of Votes; Vote Required for Class Acceptance" on page 38 below and "Cramdown" on page 42 below.

     TO BE SURE YOUR BALLOT IS COUNTED, YOUR BALLOT MUST BE RECEIVED NO LATER THAN 5:00 P.M., CENTRAL TIME, ON ____________, 2003. For detailed voting instructions and the name, address, and phone number of the person you may contact if you have questions regarding the voting procedures, see "Confirmation of the Plan -- Solicitation of Votes; Voting Procedures - Parties In Interest Entitled to Vote" on page 37 below. Pursuant to section 1128 of the Bankruptcy Code, the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court") has scheduled a hearing to consider confirmation of the Plan (the "Confirmation Hearing"), on __________, 2003, at ______ __.m., Central Time, in the Bankruptcy Court. The Bankruptcy Court has directed that objections, if any, to confirmation of the Plan be filed and served on or before __________, 2003, in the manner described under the caption, "Confirmation of the Plan -- Confirmation Hearing" on page 39 below.

           THE DEBTOR SUPPORTS CONFIRMATION OF THE PLAN AND URGES ALL
                 HOLDERS OF IMPAIRED CLAIMS TO ACCEPT THE PLAN.


                           III.  EXPLANATION OF CHAPTER 11

A.   Overview of Chapter 11

     Chapter 11 is the principal reorganization chapter of the Bankruptcy Code. Pursuant to chapter 11, the debtor in possession attempts to reorganize its business for the benefit of the debtor, its creditors, and other parties in interest.

     The commencement of a chapter 11 case creates an estate comprising all the legal and equitable interests of the debtor in property as of the date the petition is filed. Sections 1101, 1107, and 1108 of the Bankruptcy Code provide that a debtor may continue to operate its business and remain in possession of its property as a "debtor in possession" unless the bankruptcy court orders the appointment of a trustee. In the present chapter 11 case, the Debtor has remained in possession of its properties and has continued to operate its business as debtor in possession.

     The filing of a chapter 11 petition also triggers the automatic stay provisions of the Bankruptcy Code. Section 362 of the Bankruptcy Code provides, inter alia, for an automatic stay of all attempts to collect prepetition claims from the debtor or otherwise interfere with its property or business. Except as otherwise ordered by the bankruptcy court, the automatic stay remains in full force and effect until the effective date of a confirmed plan of reorganization.

     The formulation of a plan of reorganization is the principal purpose of a chapter 11 case. The plan sets forth the means for satisfying the claims against and interests in the debtor. Generally, unless a trustee is appointed, only the debtor may file a plan during the first 120 days of a chapter 11 case (the "Exclusive Period"). However, section 1121(d) of the Bankruptcy Code permits the court to extend or reduce the Exclusive Period upon a showing of "cause." After the Exclusive Period has expired, a creditor or any other party in interest may file a plan, unless the debtor has filed a plan within the Exclusive Period, in which case, the debtor is generally given 60 additional days (the "Solicitation Period") during which it may solicit acceptances of its plan. The Solicitation Period may also be extended or reduced by the court upon a showing of "cause."

B.   Plan of Reorganization

     Although referred to as a plan of reorganization, a plan may provide anything from a complex restructuring of a debtor's business and its related obligations to a simple liquidation of the debtor's assets. After a plan of reorganization has been filed, the holders of claims against or interests in a debtor are permitted to vote to accept or reject the plan. Before soliciting acceptances of the proposed plan, section 1125 of the Bankruptcy Code requires the debtor to prepare a disclosure statement containing adequate information of a kind, and in sufficient detail, to enable a hypothetical reasonable investor to make an informed judgment about the plan. This Disclosure Statement is presented to holders of Claims against and Equity Interests in the Debtor to satisfy the requirements of section 1125 of the Bankruptcy Code.

     If all classes of claims and equity interests accept a plan of reorganization, the bankruptcy court may nonetheless still not confirm the plan unless the court independently determines that the requirements of section 1129 of the Bankruptcy Code have been satisfied. Section 1129 sets forth the requirements for confirmation of a plan and, among other things, requires that a plan meet the "best interests" test and be "feasible." The "best interests" test generally requires that the value of the consideration to be distributed to the holders of claims and equity interests under a plan may not be less than those parties would receive if the debtor were liquidated pursuant to a hypothetical liquidation occurring under chapter 7 of the Bankruptcy Code. Under the "feasibility" requirement, the court generally must find that there is a reasonable probability that the debtor will be able to meet its obligations under its plan without the need for further financial reorganization.

     The Debtor believes that the Plan satisfies all the applicable requirements of section 1129(a) of the Bankruptcy Code, including, in particular, the "best interests of creditors" test and the "feasibility" requirement. The Debtor supports confirmation of the Plan and urges all holders of impaired Claims to accept the Plan.

     Chapter 11 does not require that each holder of a claim against or interest in a debtor vote in favor of a plan of reorganization in order for the bankruptcy court to confirm the plan. At a minimum, however, the plan must be accepted by a majority in number and two-thirds in amount of those claims actually voting in at least one class of impaired claims under the plan. The Bankruptcy Code also defines acceptance of the plan by a class of equity interests (equity securities) as acceptance by holders of two-thirds of the number of shares actually voting. In the present case, only the holders of Claims who actually vote will be counted as either accepting or rejecting the Plan.

     In addition, classes of claims or equity interests that are not "impaired" under a plan of reorganization are conclusively presumed to have accepted the plan and thus are not entitled to vote. Accordingly, acceptances of a plan will generally be solicited only from those persons who hold claims or equity interests in an impaired class. A class is "impaired" if the legal, equitable, or contractual rights attaching to the claims or equity interests of that class are modified in any way under the plan. Modification for purposes of determining impairment, however, does not include curing defaults and reinstating maturity or payment in full in cash.

     The bankruptcy court may also confirm a plan of reorganization even though fewer than all the classes of impaired claims and interests accept it. For a plan of reorganization to be confirmed despite its rejection by a class of impaired claims or interests, the proponents of the plan must show, among other things, that the plan does not "discriminate unfairly" and that the plan is "fair and equitable" with respect to each impaired class of claims or interests that has not accepted the plan.

     Under section 1129(b) of the Bankruptcy Code, a plan is "fair and equitable" as to a class of rejecting claims if, among other things, the plan provides: (a) with respect to secured claims, that each such holder will receive or retain on account of its claim property that has a value, as of the effective date of the plan, equal to the allowed amount of such claim; and (b) with respect to unsecured claims and equity interests, that the holder of any claim or equity interest that is junior to the claims or equity interests of such class will not receive or retain on account of such junior claim or equity interest any property at all unless the senior class is paid in full.

     A plan does not "discriminate unfairly" against a rejecting class of Claims if (a) the relative value of the recovery of such class under the plan does not differ materially from that of any class (or classes) of similarly situated Claims, and (b) no senior class of Claims is to receive more than 100% of the amount of the Claims in such class.

     The Debtor believes that the Plan has been structured so that it will satisfy these requirements as to any rejecting Class of Claims or Equity Interests, and can therefore be confirmed, if necessary, over the objection of any Classes of Claims or Equity Interests. The Debtor, however, reserves the right to request confirmation of the Plan under the "cramdown" provisions of section 1129 of the Bankruptcy Code.

                            IV. SUMMARY OF THE PLAN

A.   General Overview


     The Debtor believes, and will demonstrate at the Confirmation Hearing, that confirmation and consummation of the Plan are in the best interests of creditors and that the Plan will provide maximum return to creditors. The Plan sets up a relatively simple and cost-effective mechanism for the payment of Claims. The Plan provides for (i) continuation of Panaco's on-shore oil and gas business operations; (ii) for the Foothill Secured Claim, the holder shall receive an assignment by the Debtor of the Foothill Assets in full satisfaction of the Claim; (iii) for Other Secured Claims, at the option of the Debtor, either (a) a conveyance of the Collateral securing the claim, (b) payment in full in cash up to the amount of any Collateral, or (c) deferred cash payments in equal amounts over five years, with interest at 105/8%; (iv) for the High River Bondholder Claims, if the Class of General Unsecured Claims accepts the Plan, 100% of the equity interests in the Reorganized Debtor in exchange for cancellation of twenty percent (20%) of the High River Bondholder Claims, with the remaining eighty percent (80%) of the High River Bondholder Claims to remain outstanding against the Reorganized Debtor with a maturity date of March 31, 2006, with all accrued interest (pre-petition and post-petition) through the Effective Date reinstated, although all interest can be deferred to the maturity date at the discretion of the Reorganized Debtor, or, if the Class of General Unsecured Claims votes to reject the Plan, the High River Bondholder Claims will receive in exchange for cancellation of twenty percent (20%) of the High River
Bondholder Claims a Pro Rata amount of equity interests in the Reorganized Debtor, together with a Pro Rata beneficial interest in the Creditors' Trust Assets (excluding any beneficial interest in the Creditors' Note or the Creditors' Equity Interest), and the remaining eighty percent (80%) of the High River Bondholder Claims to remain outstanding on the terms described above; (v) for General Unsecured Claims, if the Class votes to accept the Plan, each General Unsecured Creditor will assign its Claim to High River on the Effective Date in exchange for a cash payment equal to 15% of the Claim, and a Pro Rata beneficial interest in the Creditors' Trust; if Class 5 votes to reject the Plan, each General Unsecured Creditor will receive (A) for twenty percent (20%) of its Claim, a Pro Rata beneficial interest in the Creditor's Equity Interest (to be held by the Creditor's Trustee for the benefit of the General Unsecured Creditors), (B) the remaining eighty percent (80%) of its Claim will be exchanged for a Pro Rata beneficial interest in the Creditors' Note (which shall be held by the Creditors' Trustee for the benefit of the General Unsecured Creditors), and (C) , along with High River, a Pro Rata beneficial interest in all other Creditors' Trust Assets; (vi) cancellation of all other equity interests; and (vii) amendment of the Indenture for the Bonds.


B.   Classification and Treatment

     The following is a summary of the classification and treatment of Claims and Equity Interests under the Plan. The Administrative Claims, Priority Tax Claims, and U.S. Trustee Fees shown below constitute the Debtor's estimate of the amount of such Claims to be paid in Cash on the Initial Distribution Date, taking into account amounts paid or projected to be paid prior to that date. The total amount of Claims shown below reflects the Debtor's current estimate of the likely amount of such Claims, after the resolution by settlement or litigation of Claims that the Debtor believes are subject to disallowance or reduction. Reference should be made to the entire Disclosure Statement and to the Plan for a complete description of the classification and treatment of Claims and Equity Interests.

     THIS IS ONLY A SUMMARY OF CERTAIN PROVISIONS OF THE PLAN. THE PLAN INCLUDES OTHER PROVISIONS THAT MAY AFFECT YOUR RIGHTS. YOU ARE URGED TO READ THE PLAN IN ITS ENTIRETY BEFORE VOTING ON THE PLAN.

     1.   Unclassified Claims Against the Debtors

     Unclassified Claims against the Debtor consist of Administrative Claims, Priority Tax Claims, and U.S Trustee Fees in accordance with section 1123(a)(1) of the Bankruptcy Code. Based on their books and records and their projections for future expenses, the Debtor presently estimate the amounts of such Claims to not exceed $500,000.00:

     All professional fees and expenses are subject to review and approval by the Bankruptcy Court pursuant to section 330 of the Bankruptcy Code.

     The holder of any Administrative Claim, other than (i) a Fee Claim, (ii) a liability incurred and paid in the ordinary course of business by the Debtor, or
(iii) an Allowed Administrative Claim, must file with the Bankruptcy Court, and serve on the Debtor and its counsel, notice of such Administrative Claim within thirty (30) days after the Effective Date. Such notice must include at a minimum
(i) the name of the holder of the Claim, (ii) the amount of the Claim, and (iii) the basis of the Claim. Failure to file timely and properly the notice required under section 2.1(a) of the Plan shall result in the Administrative Claim being forever barred and discharged.

     Each Professional who holds, or asserts, an Administrative Claim that is a Fee Claim for compensation for services rendered and reimbursement of expenses incurred prior to the Effective Date shall be required to file with the Bankruptcy Court and serve on all parties required to receive such notice, a Fee Application within forty-five (45) days of the Effective Date. Failure to file timely a Fee Application as required under section 2.1(b) of the Plan shall result in the Fee Claim being forever barred and discharged. An Administrative Claim with respect to which notice has been properly filed pursuant to section 2.1(a) of the Plan shall become an Allowed Administrative Claim if no objection is filed within twenty-five (25) days after its filing and service. If an objection is filed within such twenty-five (25) day period, the Administrative Claim shall become an Allowed Administrative Claim only to the extent Allowed by Final Order. An Administrative Claim that is a Fee Claim, and with respect to which a Fee Application has been properly filed pursuant to section 2.1(b) of the Plan, shall become an Allowed Administrative Claim only to the extent allowed by Final Order.

     Each holder of an Allowed Administrative Claim shall receive the amount of such holder's Allowed Administrative Claim in Cash on or before the Initial Distribution Date, or shall receive such other treatment as agreed upon in writing by the Debtor and such holder; provided, however, that an Administrative Claim representing a liability incurred in the ordinary course of business by the Debtor may be paid in the ordinary course of business by the Debtor; and provided, further, that the payment of an Allowed Administrative Claim representing a right to payment under sections 365(b)(1)(A) and 365(b)(1)(B) of the Bankruptcy Code may be made in one or more Cash payments over a period of eighteen (18) months or such other period as is determined to be appropriate by the Bankruptcy Court. All Allowed Fee Claims shall be paid within ten (10) days after such Claim is Allowed by Final Order.

     Each holder of an Allowed Priority Tax Claim shall receive, at the option of the Reorganized Debtor, (i) the full amount of such holder's Allowed Claim in one Cash payment on or before the Initial Distribution Date; (ii) the amount of such holder's Allowed Claim, with interest accruing after the Confirmation Date thereon, in equal quarterly Cash payments of principal and interest at the statutory interest rate or such rate agreed upon per annum commencing on the Initial Distribution Date, and continuing so that the entire Allowed Priority Tax Claim is satisfied in full on or prior to the sixth (6th) anniversary of the date of assessment of such Claim; or (iii) such other treatment as may be agreed upon in writing by the Reorganized Debtor and such holder.

     Pursuant to 28 U.S.C. ss. 1930(a)(6), the statutory fees of the United States Trustee shall be paid in Cash as such fees become due and payable.

     2.   Classified Claims and Interests

     The following is an estimate of the numbers and amounts of Classified Claims and Equity Interests (other than Administrative Claims, Fee Claims, Priority Tax Claims, and U.S. Trustee Fees) to receive treatment under the Plan:

-------------------------------------------------- ------------------------------------------------------------------
Class                                              Treatment
-------------------------------------------------- ------------------------------------------------------------------
Class 1 - Non-Tax Priority Claims                  Unimpaired.

Estimated Amount: $93,000.00                       Holder  shall  receive  (i) amount of  Allowed  Claim in one Cash
Estimated Number: 21                               payment on or as soon as practicable  after Initial  Distribution
                                                   Date;  or (ii)  other  treatment  as  agreed  in  writing  by the
                                                   Reorganized Debtor and holder of such Claim.

                                                   Estimated Recovery
                                                   100% of Allowed Claim

-------------------------------------------------- ------------------------------------------------------------------

Class 2 - Foothill Secured Claim                   Impaired

Estimated Amount: $37,221,982.00                   Holder of the Foothill  Secured Claim shall receive an assignment
Estimated Number: 1                                by the Debtor of all the  Debtor's  right,  title and interest in and to the Foothill Assets.

                                                   Estimated Recovery
                                                   100% of Allowed Claim
-------------------------------------------------- ------------------------------------------------------------------

                                       7

-------------------------------------------------- ------------------------------------------------------------------
Class 3 - Other Secured Claims                     Impaired.

Estimated Amount: $41,000,000                               Each holder of an allowed Class 3 Claim secured by a
Estimated Number of Subclasses: 2                  Lien on the Debtor's property has, or is deemed to have, an allowed Secured Claim to the extent of the value of its
Each holder of an Other Secured Claim is deemed    Collateral as determined by the Bankruptcy Court on or before
to be placed within a separate subclass of Class   the Effective Date.
3.  Accordingly, each such Class 3 Claim is, for
purposes of accepting or rejecting the Plan and             The holder of each allowed Other Secured Claim will
for receiving distributions under the Plan,        receive, at the option of the Reorganized Debtor, either
treated as though in a separate class
                                                            (a)      a conveyance of such Creditor's     Collateral
                                                            in full satisfaction of such Creditor's Other Secured
                                                            Claim;

                                                            (b)      payment in Cash in an amount equivalent to the
                                                            full amount of such Creditor's Other Secured Claim;

                                                            (c)      deferred Cash payments over a period of five
                                                            (5) years after the Effective Date totaling the amount
                                                            of such Creditor's Other Secured Claim, plus interest
                                                            at 105/8% per annum, during which period such Creditor
                                                            shall retain all Liens on such Creditor's Collateral; or

                                                            (d)      such other treatment as may be agreed to in
                                                            writing by such Creditor and the Reorganized Debtor.

-------------------------------------------------- ------------------------------------------------------------------
Class 4 - High River Bondholder                    Impaired.
            Claims
                                                            Twenty percent (20%) of the High River Bondholder
Estimated Amount: $99,225,000                      Claims will be canceled as of the Effective Date and exchanged
Estimated Number: 1                                for either (x) 100% of the equity interests in the Reorganized
                                                   Debtor if Class 5 votes to accept the Plan or (y) a Pro Rata amount of the equity interests in the Reorganized Debtor if
                                                   Class 5 votes to reject the Plan.

                                                            The remaining eighty percent (80%) of the High River
                                                   Bondholder Claims will be retained and remain outstanding
                                                   against the Reorganized Debtor under the following restructured terms:



                                       8

-------------------------------------------------- ------------------------------------------------------------------
                                                            (a)      The maturity date will be extended to March 31, 2006;

                                                            (b)      The interest rate will remain unchanged;

                                                            (c)      All accrued interest (pre-petition and
                                                   post-petition) through the Effective Date will be reinstated; and

                                                            (d)      Payment of all accrued interest
                                                   (pre-confirmation and post-confirmation) can be deferred to the maturity date at the discretion of the Reorganized Debtor.

                                                   If Class 5 votes to accept the Plan, High River will receive no distribution from, or beneficial interest in, the Creditors'
                                                   Trust on account of the High River Bondholder Claims.  If Class
                                                   5 votes to reject the Plan, High River will receive a Pro Rata beneficial interest in the Creditors' Trust Assets, except that
                                                   High River shall not have any beneficial interest in the
                                                   Creditors' Note or the Creditors' Equity Interest.

                                                   Estimated Recovery:
                                                   80% of Allowed Claim

-------------------------------------------------- ------------------------------------------------------------------
Class 5 - General Unsecured Claims                 Impaired.

Estimated Amount:                                           If Class 5 votes to accept the Plan, General Unsecured
$117,671,332.99                                    Claims will be treated under the Plan as follows:
Estimated Number: 170
                                                            (a)      Each  General  Unsecured  Creditor  will assign
                                                   its Claim to High River on the  Effective  Date in  exchange  for the High River Creditor Payments

                                                           (b)       Each General Unsecured Creditor will also
                                                   receive a Pro Rata beneficial interest in the Creditors' Trust.

                                                   If Class 5 votes to reject the Plan, General Unsecured Claims will be treated as follows

                                       9

-------------------------------------------------- ------------------------------------------------------------------
                                                            (a)      Twenty percent (20%) of the Allowed amount of
                                                   each General Unsecured Claim will be canceled as of the
                                                   Effective Date and exchanged for a Pro Rata beneficial interest in the Creditors' Equity Interest, which shall be held by the
                                                   Creditors' Trustee for the benefit of General Unsecured
                                                   Creditors.

                                                            (b)      The remaining eighty percent (80%) of the
                                                   Allowed amount of each General Unsecured Claim will be exchanged for a Pro Rata beneficial interest in the Creditors' Note, which shall be held by the Creditors' Trustee for the beneficial interest of the General Unsecured Creditors.

                                                             Each General Unsecured Creditor will, along with High
                                                   River, also receive a Pro Rata beneficial interest in all other
                                                   Creditors' Trust Assets.

                                                   Estimated Recovery:
                                                   15% of Allowed Claim

-------------------------------------------------- ------------------------------------------------------------------


C.   Means of Implementation of the Plan

     1.   Distributions

     Allowed Claims, Other Than General Unsecured Claims. The Reorganized Debtor shall make all distributions from Cash on hand to holders of Allowed Claims, other than the distributions to be made to General Unsecured Claims.

     Foothill Assets. On, or as soon as reasonably possible after, the Effective Date, the Debtor, or the Reorganized Debtor as the case may be, shall execute assignments and such other documents as are reasonably necessary to effectuate the conveyance of the Foothill Assets to Foothill. The Debtor, and the Reorganized Debtor as the case may be, shall reasonably cooperate with Foothill to transfer ownership and operation of the Foothill Assets to Foothill as of the Effective Date.

     Allowed Unsecured Claims. If Class 5 accepts the Plan, distributions will be made to General Unsecured Creditors as follows: Cash Package:

          a. On the Effective Date, High River shall establish the High River Creditor Payment Fund by depositing with the Exchange Agent an amount equal to 15% of the Estimated Allowed Unsecured Claims, as determined by the Bankruptcy Court at the Confirmation Hearing.

          b. Within thirty (30) days after each General Unsecured Claim becomes an Allowed Claim, the Exchange Agent shall pay from the High River Creditor Payment Fund to each General Unsecured Creditor an amount equal to 15% of the Allowed amount of each such Creditors' General Unsecured Claim. Upon receipt of such payment, each General Unsecured Creditor shall be deemed to have assigned and transferred its Allowed General Unsecured Claim to High River in accordance with section 6.1 of the Plan.

          c. High River will make additional deposits into the High River Creditor Payment Fund if and when it becomes necessary to ensure that the High River Creditor Payment Fund contains sufficient funds to pay each General Unsecured Creditor 15% of the Allowed amount of such Creditor's Claim.

          d. Upon the payment by the Exchange Agent of all High River Creditor Payments, any funds remaining in the High River Creditor Payment Fund shall be refunded by the Exchange Agent to High River. Creditors' Trust Package: All distributions from the Creditors' Trust shall be made in accordance with the Creditors' Trust Agreement

     If Class 5 rejects the Plan, distributions will be made to General Unsecured Creditors and High River as follows:

     (a) All distributions of Equity Interests in the Reorganized Debtor shall be made on, or as promptly as reasonably possible after, the Effective Date by the Reorganized Debtor to High River and the Creditors' Trustee.

     (b) All distributions from the Creditors' Trust on account of Allowed General Unsecured Claims and the High River Bondholder Claims shall be made in accordance with the Creditors' Trust Agreement; provided, however, that High River shall have no beneficial interest in, and receive no distributions on account of, the Creditors' Note or the Creditors' Equity Interest.

     (c) All distributions to High River on account of its retained High River Bondholder Claims shall be made by the Reorganized Debtor in accordance with the Bond indenture agreement.

      2.  Exchange Agent

     The Exchange Agent shall have the powers, duties and obligations specified in the Plan and in the Exchange Agent Agreement. The liability of the Exchange Agent will be limited so that he shall not be liable for his actions in connection with the performance of his obligations under the Plan unless he has been guilty of willful fraud or gross negligence. The Exchange Agent shall not be required to give a bond for the performance of his duties hereunder. The fees and expenses incurred by the Exchange Agent shall be paid by the Reorganized Debtor.

       3.  Creditors' Trust

     a.  Creditors' Trust Assets

     On the Effective Date, the Transferred Causes of Action shall be deemed transferred from the Debtor to the Creditors' Trust and will then be administered in accordance with the terms of the Creditors' Trust Agreement. On the Effective Date, the Debtor shall execute an assignment of the Avoidance Actions to the Creditors' Trust; provided, however, that such assignment must be in a form acceptable to the Debtor and High River. On the Effective Date, High River shall deposit $50,000 into the Creditors' Trust, to be administered in accordance with the terms of the Creditors' Trust Agreement. If Class 5 votes to reject the Plan, the Reorganized Debtor shall deliver the Creditors' Note and the Creditors' Equity Interest to the Creditors' Trustee on, or as promptly as reasonably possible after the Effective Date.

     b.  Administration of Creditor's Trust.

     The Creditors' Trust shall be established as of the Effective Date by execution of the Creditors' Trust Agreement and the transfer of the Creditors' Trust Assets to the Creditors' Trustee pursuant to the terms and conditions thereof. In order to carry out an orderly prosecution of the Transferred Causes of Action, the Creditors' Trust, its agents and professionals may appoint necessary personnel and may carry on operations, including the prosecution, trial and settlement of the Transferred Causes of Action, to obtain a fair and reasonable value for the Transferred Causes of Action for the benefit of the beneficiaries of the Creditors' Trust. Each Creditor entitled to an interest in the Creditors' Trust under this Plan shall receive an uncertificated, Pro-Rata beneficial interest in the Creditors' Trust. The Creditors' Trust shall be a grantor trust for purposes of title 26 of the United States Code, the Internal Revenue Code.

     4.  Revesting of Assets.

     Except as otherwise provided in the Plan or the Confirmation Order, upon the Effective Date, all property of the Debtor's Estate, wherever situated, shall vest in, or remain the property of, the Reorganized Debtor free and clear of all Claims. All causes of action of the Debtor's Estate, except for the Transferred Causes of Action, shall be preserved and vest in the Reorganized Debtor. All of the Transferred Causes of Action shall be transferred to, and vest in, the Creditors' Trust.

     5. Discharge of Debtors


     Except as otherwise provided in the Plan, all consideration distributed under the Plan shall be in exchange for, and in complete satisfaction, discharge, and release of, all Claims of any nature whatsoever against the Debtor or any of its assets or properties; and except as otherwise provided herein, upon the Effective Date, the Debtor and its successors-in-interest shall be deemed discharged and released pursuant to section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims treated in the Plan, as well as all other Claims, demands and liabilities that arose before the Effective Date, and all debts of the kind specified in section 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not (a) a proof of Claim based upon such debt is filed or deemed filed under section 501 of the Bankruptcy Code; (b) a Claim based upon such debt is Allowed under section 502 of the Bankruptcy Code; (c) the holder of a Claim based upon such debt has accepted the Plan; or (d) the Claim has been Allowed, disallowed, or estimated pursuant to section 502(c) of the Bankruptcy Code. Except as otherwise provided in the Plan, the Confirmation Order shall be a judicial determination of discharge of all liabilities of the Debtor and their successors-in-interest other than those obligations specifically set forth pursuant to the Plan.

     6. Injunction

     Except as otherwise provided in the Plan, from and after the Confirmation Date, all holders of Claims against and Equity Interests in the Debtor are permanently restrained and enjoined (a) from commencing or continuing in any manner, any action or other proceeding of any kind with respect to any such Claim or Equity Interest against the Debtor, its Assets, or the Reorganized Debtor; (b) from enforcing, attaching, collecting, or recovering by any manner or means, any judgment, award, decree, or order against the Reorganized Debtor or its Assets; (c) from creating, perfecting, or enforcing any encumbrance of any kind against the Reorganized Debtor or its Assets; (d) from asserting any setoff, right of subrogation, or recoupment of any kind against any obligation due the Debtor; and (e) from performing any act, in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan; provided, however, that each holder of a Contested Claim may continue to prosecute its proof of Claim in the Bankruptcy Court and all holders of Claims and Equity Interests shall be entitled to enforce their rights under the Plan and any agreements executed or delivered pursuant to or in connection with the Plan.

     7. Revocation of Plan

     The Debtor reserves the right to revoke and withdraw the Plan before the entry of the Confirmation Order. If the Debtor revokes or withdraws the Plan, or if confirmation of the Plan does not occur, then, with respect to the Debtor, the Plan shall be deemed null and void and nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtor, as the case may be, or any other Person or to prejudice in any manner the rights of the Debtor, as the case may be, or person in any further proceedings involving the Debtor.

     8. Reorganized Debtor's Board of Directors

     The initial board of directors of the Reorganized Debtor shall consist of the following persons:

         Harold First
         James Kraemer
         Michele Paige
         Stanley Nortman
         A. Theodore Stautberg, Jr.

     9. Reorganized Debtor's Executive Officers

     The initial executive officers of the Reorganized Debtor shall include the following persons:

         A. Theodore Stautberg, Jr.                  Chief Executive Officer
         Todd Bart                                   Chief Financial Officer
         Greg Sampson                                Vice President, Land
         Ken Thomas                                  Vice President, Controller

     Such executive officers shall be compensated at their current compensation levels or such other levels as may be determined by the Board of Directors of the Reorganized Debtor.

     10. Charter and Bylaws

     The charter and bylaws of the Reorganized Debtor shall be created or amended as of the Effective Date as necessary (a) to satisfy the provisions of the Plan; (b) to prohibit the issuance of nonvoting equity securities as required by section 1123(a)(6) of the Bankruptcy Code; and (c) to prohibit the transfer of any Equity Interest in the Reorganized Debtor to or by any Person who is, was or would become as a result of such transfer, a "5% shareholder" within the meaning of 26 U.S.C. ss. 382.

     11. Amendment to Indenture for Bonds

     On or after the Effective Date, High River, as the holder of over 99% of the Bonds, and the Reorganized Debtor shall amend the Indenture for the Bonds substantially in the manner reflected in an Amended Indenture, in a form acceptable to High River and the Reorganized Debtor.

     12. Bonds and General Unsecured Claims Not Discharged.

     Pursuant to the Plan, Panaco's and the Reorganized Debtor's debts and obligations under the High River Bonds and General Unsecured Claims shall remain outstanding and shall not be discharged by Confirmation of the Plan. Following Confirmation of the Plan, the High River Bonds and the General Unsecured Claims shall be paid under the terms of section 6.13 of the Plan.

     13. Management Agreement with National Energy Group.

     After the Effective Date, the Reorganized Debtor may enter into a Management Agreement with National Energy Group in a form similar to the Management Agreement attached hereto as Exhibit "C".

D.   Executory Contracts and Unexpired Leases

     1. General Treatment; Assumed If Not Rejected

     The Plan constitutes and incorporates a motion by the Debtor to assume, as of the Effective Date, all prepetition executory contracts and unexpired leases to which the Debtor is a party, except for executory contracts or unexpired leases that (a) have been assumed or rejected pursuant to Final Order of the Bankruptcy Court, (b) are the subject of a separate motion pursuant to section 365 of the Bankruptcy Code to be filed and served by the Debtor on or before the Confirmation Date, or (c) are designated on Exhibit "6" of the Plan as executory
                                            -------
contracts and unexpired leases which the Debtor intends to reject. The Plan also constitutes and incorporates a motion by the Debtor to assign to Foothill all of the Off-Shore Contracts.

     2. Cure Payments and Release of Liability

     All Cure Payments which may be required by section 365(b)(1) of the Bankruptcy Code under any executory contract or unexpired lease that is assumed, or assumed and assigned, under this Plan shall be made on or before the Initial Distribution Date; provided, however, that in the event of a dispute regarding the amount of any Cure Payments, the cure of any other defaults, the ability of any party to provide adequate assurance of future performance, or any other matter pertaining to assumption or assignment, the Reorganized Debtor shall make such Cure Payments and cure such other defaults and provide adequate assurance of future performance, all as may be required by section 365(b)(1), of the Bankruptcy Code only following the entry of a Final Order resolving such dispute. To the extent that a party to an assumed executory contract or unexpired lease has not filed an appropriate pleading with the Bankruptcy Court on or before the thirtieth (30th) day after the Effective Date disputing the amount of any Cure Payments offered to it, disputing the cure of any other defaults, disputing the promptness of the Cure Payments, or disputing the provisions of adequate assurance of future performance, then such party shall be deemed to have waived its right to dispute such matters. Any Cure Payments arising from the Off-Shore Contracts that are due to be paid following the Effective Date shall be payable by Foothill, and the Reorganized Debtor shall have no liability for such Cure Payments.

     3. Bar to Rejection Damages

     If the rejection of an executory contract or an unexpired lease by the Debtor results in damages to the other party or parties to such contract or lease, a Claim for such damages shall be forever barred and shall not be enforceable against the Debtor or their respective properties or agents, successors, or assigns, unless a proof of Claim is filed with the Bankruptcy Court and served upon the Reorganized Debtor by the earlier of (a) 30 days after the Confirmation Date or (b) such other deadline as the Bankruptcy Court may set for asserting a Claim for such damages.

     4. Rejection Claims

     Any Claim arising from the rejection of an unexpired lease or executory contract and not barred by section 9.3 of the Plan shall be treated as a General Unsecured Claim pursuant to the Plan; provided, however, that any Claim based upon the rejection of an unexpired lease of real property shall be limited in accordance with section 502(b)(6) of the Bankruptcy Code and state law mitigation requirements. Nothing contained herein shall be deemed an admission by the Debtor that such rejection gives rise to or results in a Claim or shall be deemed a waiver by the Debtor of any objections to such Claim if asserted.

THIS IS ONLY A SUMMARY OF CERTAIN PROVISIONS OF THE PLAN. THE PLAN INCLUDES OTHER PROVISIONS THAT MAY AFFECT YOUR RIGHTS. YOU ARE URGED TO READ THE PLAN IN ITS ENTIRETY BEFORE VOTING ON THE PLAN.

                          V. DESCRIPTION OF THE DEBTOR

A.  Overview

     Panaco was incorporated under the laws of the State of Delaware on October 14, 1991. Panaco results from a merger with its predecessor company, PAN Petroleum, MLP. On December 31, 1999 Goldking Acquisition Corp. and Panaco Production Company, two former subsidiaries, were also merged into Panaco, Inc.

     Panaco's predecessor ("Predecessor") was formed in 1984 as a consolidator of oil and gas partnerships. From 1984 through 1988 the Predecessor acquired a total of 114 partnerships, which ultimately become PAN Petroleum, MLP in 1987. Panaco acquired PAN Petroleum, MLP in 1992. Since 1992, Panaco began focusing its resources on the Gulf of Mexico (the "Gulf") and the states surrounding the Gulf (the "Gulf Coast Region"). Panaco acquired producing properties with a view toward further exploitation and development, capitalizing on state-of-the-art 3-D Seismic and advanced directional drilling technology to recover reserves that were either previously bypassed by other producers or previously overlooked by competitors in the industry. Emphasis was also placed on pipeline and other infrastructure to provide transportation, processing and tieback services to neighboring operators.

     Panaco is in the business of selling oil and natural gas produced on properties it leases to third party purchasers. Panaco obtains reserves of crude oil and natural gas by either buying such reserves from others or drilling developmental and exploratory wells on acquired properties. Panaco acquired its first property in the Gulf of Mexico in 1991 and has acquired several other properties in the Gulf Coast Region since that date. Panaco's development strategy entails not only acquisitions of new properties, but also additional development of properties already owned by Panaco. Under the Plan, all of the assets comprising the Debtor's offshore operations will be transferred to Foothill ("Foothill").

B.  Business of the Debtor

     1. Principal Areas of Operations

        a.  East Breaks 160/161/205

     The East Breaks 160 Field (the "Field") is located offshore Texas, approximately 100 miles south of Galveston, in water depths of approximately 930 feet. The Field is owned equally by Panaco, BP, and Unocal, with Unocal as the operator. The Field is comprised of two blocks, East Breaks Block 160 and East Breaks Block 161, which were originally leased in 1974. Field production is handled on the Cervesa platform, located on Block 160.

     The East Breaks 160 property has significant exploration potential. The operator is expected to drill two additional wells in the near future. Both wells can be drilled from the existing platform, possibly sidetracking out of one of the original wellbores, and target multiple objectives in the GA1 and GA3 sands.

     Utilizing the field's existing infrastructure, Panaco receives processing fees from a former Mobil sub-sea well, now owned by BP Amoco, drilled in Block
117. Because of the platform's strategic location on the edge of deepwater, the facility has potential for additional processing and handling fees as discoveries are made nearby and tied into the platform. Panaco also owns a 33.3% interest in a 12.67 mile 12 inch natural gas pipeline connecting the East Breaks Block 160 platform to the High Island Offshore System ("HIOS"), a natural gas pipeline system in the Gulf of Mexico, as well as a 33.3% interest in a 17.47 mile 10 inch oil pipeline connecting the platform to the High Island Pipeline System ("HIPS"), a crude oil pipeline system in the Gulf of Mexico.

        b.  West Delta Fields

     Panaco acquired the West Delta Fields in May 1991 from Conoco, Atlantic Richfield Company (now BP), Oxy USA, Inc. and Texaco Exploration and Production Company. These fields consist of 13,565 acres in Blocks 52 through 56 and Block 58 in the West Delta area, offshore Louisiana. Drilling continues in the West Delta area. There are currently approximately forty wells in the West Delta Field, which produce from depths ranging from 900 feet to 17,000 feet. Panaco operates the West Delta Field and generally owns 100% of most of the area's wells. The production facility is a four-platform complex located in Block 54 in water that ranges in depth from six to fifteen feet.

     The geology is characterized by multiple reservoirs, which the Debtor believes will provide more opportunities for successful drilling activities in the future. Both 2000 and 2001 were active periods at the West Delta Fields, with three completed development wells by Panaco and four exploratory wells drilled under a farmout agreement with Basin Exploration. Three of those wells reached completion. The new wells were set up to produce in several zones during the lives of the wells. The wells were all drilled in Block 54 and continue to produce.

     The Debtor has also allowed third party operators to drill on the Block 58 acreage in West Delta under farmout agreements. These agreements provide that Panaco shall receive an overriding royalty interest, with an optional back in after payout in addition to processing fees for the handling of production.

        c.  Umbrella Point Field Inland

     Umbrella Point Field is a well-defined, low relief, 4-way structural closure centered on State Tracts 73, 74, 87 and 88 in the Galveston/Trinity Bay portion of Chambers County, Texas. In 2001, Panaco drilled an exploratory well on the property to test the Vicksburg sand. This well encountered no productive pay zones and was plugged and abandoned. Current production from Umbrella Point Field is 1,000 Mcf of natural gas per day and 240 barrels of oil per day.

        d.  East Breaks 165

     The East Breaks 165 geological structure is an interdomal faulted paleostructure. The shallower horizons exhibit four-way dip closure, while at deeper horizons a faulted anticline is mapped. The main reservoir sands at East Breaks 165 are of excellent quality. Panaco recently reprocessed 3-D seismic imaging that was previously generated on the East Breaks 165 area. The reprocessed data better defines the structural morphology, improves the fault resolution, images the potentially productive upthrown fault block to the north, and clarifies limits of the production.

     Presently there are 30 wells on the platform, of which 16 are producing. The total production per day from the platform is 1,150 barrels of oil per day, 1,600 Mcf of natural gas per day and 5,700 barrels of water per day. Panaco has identified three drilling prospects on the East Breaks 165 structure that are supported by 3-D Seismic amplitude anomalies.

        e.  East Breaks 109

     East Breaks 109/110 is located approximately 100 miles south of Galveston Island, offshore Texas, in water depths of approximately 650 feet. During 2001, Panaco drilled three new wells on the property and sidetracked three others. The drilling and sidetrack program increased production by 21,000 Mcf of natural gas per day. Four additional drilling prospects have been identified on the property.

        f.  West Delta 52

     Panaco acquired a 100% working interest in a portion of West Delta Block 52 Field in April 2001 from Delta Petroleum Corporation. The acquisition included seven producing oil wells, one salt-water disposal well and 18 shut-in wells. At that time a 7,600-foot oil sand was the only productive sand for the property, producing approximately 180-200 barrels of oil per day. No gas was being sold. In 2001, Panaco completed three new gas wells with sufficient resulting production to allow Panaco to maintain operations of the oil wells without purchasing additional gas. Panaco currently has six oil wells producing from the 7,600-foot oil sand and three dry gas wells producing from intervals between 4,780 feet and 6,400 feet. February 2002 production averaged 900 Mcf of natural gas per day and 220 barrels of oil per day.

     The East Breaks and West Delta fields are Offshore Assets, which will be transferred to Foothill as part of the Foothill Assets under the Plan.

     2. Oil and Natural Gas Reserves

     As of June 30, 2002, the Reserve Report performed by Netherland and Sewell & Associates ("NSA") indicated that the company's total reserves were valued at a net present value at 10% of $77,419,400 assuming approximately 4.7 BCF of oil and gas equivalents produced.

     Of the total reserves, approximately eighty-five percent are attributed to Offshore Assets, which will be transferred to Foothill as part of the Foothill Assets under the Plan.

     Of the total Oil and Natural Gas Production, approximately ninety percent of cash flow from production is attributed to Offshore Assets, which will be transferred to Foothill as part of the Foothill Assets under the Plan.

     3. Production and Sales Prices

     The Debtor sells the production from its properties in accordance with industry practices, which include the sale of oil and natural gas at the wellhead to third parties. Prices are based on factors normally considered in the industry, such as index price for natural gas or the posted price for oil, price premiums or bonuses with adjustments for transportation and the quality of the oil and natural gas.

     Panaco markets all of its offshore oil production to Plains Resources, Amoco, Oxy, Conoco, Texaco, Unocal and BP. BP has a call on all of the oil production from Panaco's properties acquired from BP at their posted prices. If a bona fide offer from a crude oil purchaser at a higher price than BP's posted price exists, BP must match that price or release the call. Oil from the Zapata Properties is currently being sold to Unocal and BP, but can be sold to any crude oil purchaser. Plains Resources purchases the oil production from the Umbrella Point Fields, the East Breaks 165 Fields, and the Price Lake Field and on some of our smaller fields that produce oil. Plains Resources accounted for 18% of the total oil and natural gas revenues in 2001. Natural gas is generally sold on the spot market or under short-term contracts of one year or less. There are numerous potential purchasers of natural gas. The Debtor does not believe that it is dependent upon any one customer or group of customers for the purchase of natural gas. Panaco currently markets natural gas production to Reliant Resources.

     4. Markets and Customers

     Panaco's ability to produce and market oil and natural gas profitably is dependent upon numerous factors beyond its control. The effect of these factors cannot be accurately predicted or anticipated. These factors include the availability of other domestic and foreign production, the marketing of competitive fuels, the proximity and capacity of pipelines, fluctuations in supply and demand, the availability of a ready market, the effect of federal and state regulation of production, refining, transportation, and sales of oil and natural gas, political instability or armed conflict in oil-producing regions, and general national and worldwide economic conditions.

     Certain members of the Organization of Petroleum Exporting Countries ("OPEC") have, at various times, dramatically increased their production of oil, causing a significant decline in the price of oil in the world market. The
Debtor cannot predict future levels of production by the OPEC nations, the prospects for war or peace in the Middle East, or the degree to which oil and natural gas prices will be affected, and it is possible that prices for any oil, natural gas liquids, or natural gas that is produced will be lower than those currently available.

     The demand for natural gas in the United States has fluctuated in recent years due to economic factors, a deliverability surplus, conservation and other factors. This lack of demand has resulted in increased competitive pressure on producers. However, environmental legislation has required certain markets to shift consumption from fuel oils to natural gas, thereby increasing demand for this cleaner burning fuel.

     In view of the many uncertainties affecting the supply and demand for oil, natural gas, and refined petroleum products, the Debtor is unable to predict future oil and natural gas prices. In order to minimize these uncertainties, Panaco has, from time to time, hedged prices on a portion of its production.

     5. Regulation

     a. General

     Panaco's oil and natural gas exploration, production, and related operations are subject to extensive rules and regulations promulgated by federal and state agencies. Failure to comply with such rules and regulations can result in substantial penalties. The regulatory burden on the oil and gas industry increases Panaco's cost of doing business and affects its profitability. Because such rules and regulations are frequently amended or interpreted by federal and state agencies or jurisdictions, Panaco is unable to predict the future cost or impact of complying with such laws.

     b. Plugging and Abandonment

     All of our reserve values include the estimated future liability to plug and abandon ("P&A") all of the wells, platforms and pipelines in accordance with guidelines established by regulatory authorities. These costs vary according to the location of the lease, depth of water, number of wells, etc. Prior to the filing of the Chapter 11 proceedings, Panaco estimated the total future abandonment costs for all of its properties at approximately $22 million, approximately half of which was funded via established escrow agreements. A report commissioned by the Debtor during the Chapter 11 proceedings now estimates these future P&A costs at $66,119,862.00. The Minerals Management Service of the U.S. Department of the Interior ("MMS") requires operators of offshore platforms to provide evidence of the ability to satisfy these future obligations. The companies that we acquire properties from generally also require evidence of our ability to satisfy these future obligations. The Debtors preferred method of providing evidence to these parties in the past has been a combination of escrow accounts and surety bonds. Under the Plan, all P&A liability associated with the Offshore Assets, together with the related escrow accounts, will be transferred to Foothill in satisfaction of the Foothill Claim. Should Foothill be unable to satisfy this P&A liability, under current regulations Panaco may be responsible to pay for a share of the P&A costs for wells in which it once held an ownership interest. After the transfer to Foothill of the Offshore Assets, Panaco will retain minimal, non-material P&A liability.

     c. Exploration and Production

     Panaco's exploration and development operations are subject to various types of regulation at the federal, state, and local levels. Such regulation includes requiring permits for the drilling of wells; maintaining bonding requirements in order to drill or operate wells; and regulating the location of wells, the method of drilling and casing wells, the surface use and restoration of properties upon which wells are drilled, and the plugging and abandoning of wells. Panaco's operations are also subject to various conservation regulations and rules to protect the correlative rights of mineral interest owners. These include the regulation of the size of drilling and spacing units or proration units, the density of wells that may be drilled, and the unitization or pooling of oil and natural gas properties. In this regard, some states allow the forced pooling or integration of tracts to facilitate exploration, while other states rely on voluntary pooling of land and leases. In addition, some state conservation laws establish maximum rates of production from oil and natural gas wells, generally prohibit the venting or flaring of natural gas, and impose certain requirements regarding the ratability of production. The effect of these regulations is to limit the amounts of oil and natural gas Panaco can produce from its wells and to limit the number of wells or the locations at which Panaco can drill. Panaco cannot predict what effect any change in prorationing regulations might have on its production and sales of natural gas.

     Certain of Panaco's Oil, Gas and Mineral Leases are granted by the federal government and administered by various federal agencies. Such leases require compliance with detailed federal regulations and orders which regulate, among other matters, drilling and operations on these leases and calculation and disbursement of royalty payments to the federal government. The Mineral Lands Leasing Act of 1920 places limitations on the number of acres under federal leases that may be owned in any one state.

     d. Environmental Protection and Occupational Safety

     Panaco is subject to numerous federal, state and local laws and regulations governing the release of materials into the environment or otherwise relating to environmental protection. These laws and regulations may require the acquisition of a permit before drilling commences, restrict the types, quantities and concentration of various substances that can be released into the environment in connection with drilling and production activities, limit or prohibit drilling activities on certain lands lying within wilderness, wetlands and other protected areas, and impose substantial liabilities for pollution resulting from operations. Moreover, the recent trend toward stricter standards in environmental legislation and regulation is likely to continue. For instance, legislation has been proposed in Congress from time to time that would reclassify certain oil and natural gas production wastes as "hazardous wastes," which reclassification would make such wastes subject to much more stringent handling, disposal, and clean-up requirements. If such legislation were to be enacted, it could have a significant impact on the operating costs of Panaco, as well as the oil and gas industry in general. It is not anticipated that Panaco will be required in the near future to expend amounts that are material in relation to its total capital expenditure program by reason of environmental laws and regulations, but because such laws and regulations are frequently changed, Panaco is unable to predict the ultimate cost and effects of such compliance.

     The Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), also known as the "Superfund" law, imposes liability, without regard to fault or the legality of the original conduct, on certain classes of persons who are considered to have contributed to the release of a "hazardous substance" into the environment. These persons include the owner or operator of the disposal site or sites where the release occurred and companies that disposed or arranged for the disposal of the hazardous substances. Under CERCLA, such persons or companies may be subject to joint and several liabilities for the costs of cleaning up the hazardous substances that have been released into the environment and for damages to natural resources. Also, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury, property damage, and recovery of response costs allegedly caused by the hazardous substance released into the environment.

     In addition, the U.S. Oil Pollution Act of 1990 (the "OPA") and regulations promulgated pursuant thereto impose a variety of regulations on responsible parties related to the prevention of oil spills and liability for damages resulting from such spills. The OPA establishes strict liability for owners of facilities that are the site of a release of oil into "waters of the United States." While OPA liability more typically applies to facilities near substantial bodies of water, at least one district court has held that OPA liability can attach if the contamination could enter waters that may flow into navigable waters.

     Stricter standards in environmental legislation may be imposed in the oil and gas industry as the result of the reclassification of certain oil and natural gas exploration and production wastes as "hazardous oil and gas wastes," which could make the reclassified wastes subject to more stringent and costly handling, disposal and clean-up requirements. The impact of any such requirements, however, would not likely be any more burdensome to Panaco than to any other similarly situated company involved in oil and natural gas exploration and production.

     The Resource Conservation and Recovery Act ("RCRA") and regulations promulgated hereunder govern the generation, storage, transfer and disposal of hazardous wastes. RCRA, however, excludes from the definition of hazardous wastes "drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal energy." Because of this exclusion, many of Panaco's operations are exempt from RCRA regulation. Nevertheless, Panaco must comply with RCRA regulations for any of its operations that do not fall within the RCRA exclusion (such as painting activities or use of solvents). Because oil and natural gas exploration and production, and possibly other activities, have been conducted at some of Panaco's properties by previous owners and operators, materials from these operations remain on some of the properties and in some instances require remediation. In addition, Panaco has agreed to indemnify some sellers of producing properties from whom Panaco has acquired reserves against certain liabilities for environmental claims associated with such properties. While Panaco does not believe that costs to be incurred by Panaco for compliance and remediating previously or currently owned or operated properties will be material, there can be no guarantee that such costs will not result in material expenditures.

     Additionally, in the course of Panaco's routine oil and natural gas operations, surface spills and leaks, including casing leaks of oil or other materials occur, and as a result, Panaco incurs costs for waste handling and environmental compliance. Moreover, Panaco is able to control directly the operations of only those wells for which it acts as the operator.
Notwithstanding Panaco's lack of control over wells in which Panaco owns an interest but is operated by others, the failure of the operator to comply with applicable environmental regulations may, in certain circumstances, be attributable to Panaco.

     Panaco is also subject to laws and regulations concerning occupational safety and health. While it is not anticipated that Panaco will be required in the near future to expend amounts that are material in the aggregate to Panaco's overall operations by reason of occupational safety and health laws and regulations, Panaco is unable to predict the ultimate cost of compliance.

     e. Marketing and Transportation

     Federal legislation and regulatory controls in the United States have historically affected the price of the natural gas produced by Panaco and the manner in which such production is marketed. The transportation and sales for resale of natural gas in interstate commerce are regulated pursuant to the Natural Gas Act of 1938 (the "NGA") and the Federal Energy Regulatory Commission ("FERC") regulations promulgated there under. Maximum selling prices of certain categories of natural gas, whether sold in interstate or intrastate commerce, previously were regulated pursuant to The Natural Gas Policy Act of 1978 ("NGPA"). The NGPA established various categories of natural gas and provided for graduated deregulation of price controls of several categories of natural gas and the deregulation of sales of certain categories of natural gas. All price deregulation contemplated under the NGPA has already taken place. Subsequently, the Natural Gas Wellhead Decontrol Act of 1989 (the "Decontrol Act") terminated all remaining NGA and NGPA price and non-price controls on wellhead sales of domestic natural gas on January 1, 1993. While natural gas producers may currently make sales at uncontrolled market prices, Congress could re-enact price controls in the future.

     In April 1992, the FERC issued its restructuring rule, known as Order No. 636 ("Order No. 636"), that has had a major impact on pipeline operations, services, and rates. The most significant provisions of Order No. 636: (i) required interstate pipelines to provide firm and interruptible transportation solely on an "unbundled" basis, separate from their sales service, and to convert each pipeline's bundled firm sales service into unbundled firm transportation service; (ii) provided for the issuance of blanket certificates to pipelines to provide unbundled sales service giving all utility customers a chance to purchase their firm supplies from non-pipeline merchants; (iii) required that pipelines provide firm and interruptible transportation service on a basis that is equal in quality for all natural gas supplies, whether purchased from the pipeline or elsewhere; (iv) required that pipelines provide a new, non-discriminatory "no-notice" transportation service that largely replicates the "bundled" sales service previously provided by pipelines; (v) established two new, generic programs for the reallocation of firm pipeline capacity; (vi) required that all pipelines offer access to their storage facilities on a firm and interruptible basis; (vii) provided for pregranted abandonment of pipeline sales agreements, interruptible and firm short-term (defined as one year or less) transportation agreements and conditional pregranted abandonment of firm long-term transportation service; (viii) modified transportation rate design by requiring that all fixed costs related to transportation be recovered through the reservation charge; and (ix) provided mechanisms for the recovery by pipelines of certain transition costs occurring from implementation of Order No. 636.

     The rules contained in Order No. 636, as amended by Order No. 636-A (issued in August 1992) and Order No. 636-B (issued in November 1992) (collectively, "Order No. 636"), are far-reaching and complex. While Order No. 636 does not directly regulate natural gas producers such as PANACO, the FERC has stated that Order No. 636 is intended to foster increased competition within the gas industry.

     f. Operational Hazards and Insurance

     Panaco's operations are subject to all of the risks inherent in oil and natural gas exploration, drilling and production. These hazards can result in substantial losses to Panaco due to personal injury and loss of life, severe damage to and destruction of property and equipment, pollution or environmental damage, or suspension of operations. Panaco maintains insurance of various types customary in the industry to cover its operations. Panaco believes it is insured prudently against certain of these risks. In addition, Panaco maintains operator's extra expense coverage that provides coverage for the care, custody and control of wells drilled by Panaco. Panaco's insurance does not cover every potential risk associated with the drilling and production of oil and natural gas. Panaco does, however, maintain levels of insurance customary in the industry to limit its financial exposure in the event of a substantial environmental claim resulting from sudden and accidental discharges. However, 100% coverage is not maintained. The occurrence of a significant adverse event, the risks of which are not fully covered by insurance, could have a material adverse effect on Panaco's financial condition and results of operations. Moreover, no assurance can be given that Panaco will be able to maintain adequate insurance in the future at rates it considers reasonable. Panaco believes that it operates in compliance with government regulations and in accordance with safety standards that meet or exceed industry standards.

     6. Competition

     The oil and gas industry is intensely competitive in all of its phases. Panaco, which is a small competitive factor in the industry, encounters strong competition from major oil companies, independent oil and natural gas concerns, and individual producers and operators, many of which have financial resources, staffs, facilities and experience substantially greater than those of Panaco. Furthermore, in times of high drilling activity, exploration for and production of oil and natural gas may be affected by the availability of equipment, labor, and supplies and by competition for drilling rigs. Panaco cannot predict the effect these factors will have on its operations. The oil and gas industry also competes with other industries in supplying the energy and fuel requirements of industrial, commercial, and individual consumers.

     7. Office Space

     Panaco leases office space in Houston, Texas for its business activities.

     8. Employees

     At January 1, 2002, Panaco had sixteen (16) full-time employees. Of these employees, two (2) are field-related personnel. Panaco does not have any collective bargaining agreements with employees and believes that relations with its employees are generally satisfactory.

C.   Capital Structure of PANACO

     1. Senior Notes

     In October 1997, Panaco issued $100 million of Senior Notes, which bear interest at 10 5/8% and are due October 1, 2004. These Senior Notes are general unsecured obligations and rank pari passu with any unsubordinated indebtedness and rank senior to any subordinated indebtedness. In effect, the Senior Notes are subordinated to all secured indebtedness, such as the Credit Facility, but only up to the value of the assets that are secured.

     In August of 2000, Panaco learned that High River Limited Partnership, a Delaware limited partnership ("High River"), had purchased a sufficient number of additional shares of common stock to be a Change of Control under the Indenture, thus requiring Panaco to make a Change of Control Offer for Senior Notes. High River is an affiliate of Carl C. Icahn, whose aggregate ownership of Company common stock with his affiliates after the acquisition was 6,545,400 shares or 26.9% of the outstanding common stock. Pursuant to an agreement with the Company, in October of 2000 High River purchased all the Senior Notes tendered, increasing High River's ownership in the Notes to approximately 99% of the $100 million principal amount of Senior Notes outstanding.

     2. Credit Facilities

     In September 1999, Panaco entered into a credit facility with Foothill, which credit facility has been amended several times since that time (hereafter the credit facility as amended is referred to as the "Credit Facility"). The Credit Facility is secured by a first lien on most of Panaco's oil and gas properties. The amount due and owing under the Credit Facility is approximately $37,221,982.00 million as of January 31, 2003. As of December 31, 2001, reserve reports prepared by Ryder Scott Company, Netherland, Sewell and Associates, Inc., W.D. Von Gonten and Company and McCune Engineering estimated the present value of the future net cash flows from the oil and gas properties to be $89.2 million. Due to increased market prices for oil and natural gas, the Company's internal estimates of such present value have increased to approximately $75.5 million as of January 31, 2003.

     The Credit Facility requires Panaco to maintain a ratio of Consolidated Current Assets divided by Consolidated Current Liabilities of at least 0.25:1.0, as well as a Consolidated Interest Coverage Ratio of not less than 1.5:1.0. Further, the Credit Facility requires that Panaco comply with certain affirmative covenants including stringent collateral reporting and financial statement guidelines, specific requirements for the maintenance of Oil and Gas Property collateral and equipment, and expeditious payments of fees, taxes, rents, and commissions. Similarly, the Credit Facility subjects Panaco to negative covenants that limit indebtedness, liens, fundamental changes, disposal of assets, change of name, nature of business, or control, consignments, investments, use of proceeds, and capital expenditures. The failure to satisfy these ratios and covenants in the Credit Facility constitutes an event of default and permits Foothill to accelerate the indebtedness outstanding under the Credit Facility and demand immediate repayment. During 2002 Panaco has amended the facility several times or received waivers for certain covenant issues. Under the Plan, the Credit Facility will be extinguished in connection with the transfer of the Foothill Assets to Foothill.

     3. Common Stock

     As of December 31, 2001, 24,359,695 shares of $.01 par value common stock were issued and outstanding. Panaco is authorized to issue 100 million shares of common stock for a variety of purposes with Board of Director approval. In the past, Panaco issued new common stock for property acquisitions, to raise additional capital and for compensation to directors and employees. The Debtor facilitates an Employee Stock Ownership Plan ("ESOP") to which it contributes shares for the account of employees. The ESOP plan was established in 1994 and is funded annually at the discretion of the Board of Directors.

D.   Selected Financial Data

     Attached hereto as Exhibit B is the Form 10-K filed by Panaco with the Securities and Exchange Commission for the fiscal year ended December 31, 2001. Holders of Claims and Equity Interests are directed to the Form 10-K information concerning the Debtor. In particular, parties may wish to review, Selected Financial Data, together with, Management's Discussion and Analysis of Financial Condition and Results of Operations.

E.   Directors and Officers

     The following table lists the name, age as of January 31, 2003, and present position with Panaco for each of Panaco's directors and executive officers:


            Name                    Age     Present Position with PANACO

A. Theodore Stautberg, Jr.          66      Director, Chief Executive Officer
Harold First                        66      Director
Michele Paige                       33      Director
Stanley Nortman                     62      Director
James Kraemer                       64      Director
Todd Bart                           38      Chief Financial Officer
Greg Sampson                        48      VP-Land
Ken Thomas                          55      VP-Controller

F.   Executive Compensation

     1.  Cash Compensation

     The following sets forth the cash compensation received by Panaco's Chief Executive Officer and its directors.

------------------------------------------------- ----------------------------- --------------------------------------
                      Name                                   Title                          Compensation
------------------------------------------------- ----------------------------- --------------------------------------
1.       A. Theodore Stautberg, Jr.               CEO                           Mr. Stautberg receives $2,500 per
                                                                                day or $312.50 per hour.  This pay
                                                                                is currently capped at $10,000.00
                                                                                per month.
------------------------------------------------- ----------------------------- --------------------------------------
2.       Todd Bart                                CFO                           Mr. Bart's annual salary is
                                                                                $135,960.00
------------------------------------------------- ----------------------------- --------------------------------------
3.       Ken Thomas                               VP-Controller                 Mr. Thomas's annual salary is
                                                                                $101.970.
------------------------------------------------- ----------------------------- --------------------------------------
4.       Greg Sampson                             VP-Land                       Mr. Sampson's annual salary is
                                                                                $132,190.00.
------------------------------------------------- ----------------------------- --------------------------------------

     2. Option Exercises/Values

                                 Aggregated Option Exercises in Last Fiscal Year
                                            and Year-End Option Values
                                                                 Number of Securities
                                                                      Underlying           Value of Unexercised
                                                                 Unexercised Options     In-the-Money Options at
                                                                at Fiscal Year-End (#)     Fiscal Year-End ($)
                                      Shares
                                    Acquired On      Value           Exercisable/              Exercisable/
Name                               Exercise (#)   Realized ($)      Unexercisable             Unexercisable
Todd Bart                                0             0            40,000/60,000                   0
Ken Thomas                               0             0            20,000/30,000                   0
Greg Sampson                             0             0            20,000/30,000                   0

     3. Compensation of Directors

     Panaco compensates non-employee Board of Directors members in the amount of $2,500.00 for each official Board of Directors' meeting attended in person; $1000.00 for each Board of Directors meeting held via telephone lasting more than two (2) hours; and $500.00 for telephone meeting lasting less than two hours and for Board of Directors' committee meetings.

     In addition, Panaco pays other incidental compensation to executive officers and directors from time to time, consisting primarily of health insurance and reimbursement for travel and entertainment expenses on behalf of Panaco.

G.   Security Ownership of Certain Beneficial Owners

     The following table sets forth, as of the date of this Disclosure Statement, the individuals or entities known to Panaco to own more than 5% of Panaco's outstanding shares of capital stock.

           Name and Address                 Number of Shares              Percent
          of Beneficial Owner
Carl Icahn (1)                                    6,545,400                   26.87%
C/o Icahn Associates Corp.
767 Firth Avenue
47th Floor
New York, NY  10153

(1) Mr. Icahn is the sole stockholder of Riverdale Investors Corp. Inc., the general partner of High River Limited Partnership, the record holder of these shares. Based on information filed with the Securities and Exchange Commission on August 21, 2000.

                                       27

Dolphin Offshore Partners (2)                     1,590,800                   6.53%
C/o Dolphin Management
129 East 17th Street
New York, NY  10003


(2) Based on information filed with the Securities and Exchange Commission on April 7, 1999.


H.   Security Ownership of Management

     The following table sets forth information concerning the beneficial ownership of Panaco's capital stock as of January 1, 2003 by each of Panaco's present directors and executive officers and certain other parties, and the directors and executive officers of PANACO as a group, all as reported by each such person as of January 1, 2003.


Name of Beneficial Owner         Number of Shares     Percent
Todd Bart                                 62,765      Less than 1%
Harold First                              12,290      Less than 1%
James Kraemer                            410,102      1.68%
A. Theodore Stautberg                     13,298      Less than 1%

                            VI. THE CHAPTER 11 CASE

A.   Factors Leading to Chapter 11 Filing

     During 2001 Panaco recorded asset impairments totaling $9.1 million largely due to lower estimates of future net revenues from Panaco's proved reserves caused primarily by lower prices for oil and natural gas. Panaco also recorded an asset impairment in 1999 of $13.2 million for unproved properties that it did not develop and for lowered reserve estimates on one of its properties. Due to these losses and less than anticipated results from Panaco's drilling program in late 2000 and most of 2001, Panaco accumulated a working capital deficit of $24.1 million as of December 31, 2001.

     During 2000 the Company's general and administrative expenses ("G&A") totaled $4.9 million. During 2001, Panaco reduced its staff substantially to decrease controllable expenses. Panaco began 2001 with thirty-seven (37) employees and during 2001 through the date of this filing has reduced its staff to twenty-one (21) employees. Panaco has also reduced field operating expenses to a minimum level and has curtailed all capital expenditures. In addition, other expense reductions have been implemented including subletting office space and charging employees for a portion of their health insurance. These cost-cutting measures reduced G&A in 2001 to $4.1 million. Most of the benefit of these cost-cutting efforts were realized in fiscal year 2002. The Company estimates that G&A in 2002 will not exceed $3.2 million, exclusive of restructuring costs.

B.   Commencement of the Chapter 11 Case

     On July 16, 2002, (the "Petition Date"), the Debtor filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). Pursuant to section 1107(a) and 1108 of the Bankruptcy Code, the Debtor continues to operate its business and manage its properties, affairs and assets as debtor-in-possession.

C.   Significant Events Since Commencement of Chapter 11 Case

     1. Continuation of Debtor's Business

     Since the Petition Date, the Debtor has continued to operate its business and manage its properties as debtor in possession. Panaco has limited its capital expenditures to ordinary course enhancement of current production through workovers, recompletions, and other production enhancing activities deemed to be economic given current oil and gas prices. Development drilling has been limited to (i) ordinary course non-operated wells in which Panaco owns limited working interests and in which the failure to participate may result in drainage, depletion or loss of current reserves and (ii) operated wells deemed to be economical given current oil and gas prices. Large expenditures for developmental drilling may require court approval, and none are planned at this time.

     2. Stay of Litigation

     An immediate effect of the filing of a bankruptcy case is the imposition of the automatic stay under the Bankruptcy Code, which, with limited exceptions, enjoins the commencement or continuation of all litigation against the Debtor. This injunction will remain in effect until the Effective Date unless otherwise modified by the order of the Bankruptcy Court.

     3. Operating Orders

     Upon commencement of Panaco's voluntary case, the Debtor obtained a number of orders, supported by motions and applications, to authorize the continued day-to-day operations of the Debtor. These orders included, among others, (i) an order authorizing the maintenance of business forms and bank accounts, (ii) an order to pay prepetition wages, reimbursable employee expenses and employee benefits, (iii) an order to maintain utility services, (iv) an order authorizing payment of certain critical vendors, and (v) an order authorizing the use of cash collateral.

     4. Appointment of Committee

     The United States Trustee originally appointed the Committee on July 23, 2002. The Committee selected the law firm of Thompson Knight to represent it in the Chapter 11 Case.

     5. Representation of the Debtor

     Reorganization Counsel. On July 25, 2002, the Bankruptcy Court entered an order authorizing the Debtor to engage the law firm of Neligan, Tarpley, Andrews & Foley, L.L.P. (formerly known as Neligan Stricklin, L.L.P.) as reorganization counsel in the Chapter 11 Case.

     Financial Advisors/Accountants. On August 8, 2002, the Bankruptcy Court entered an order authorizing the Debtor's retention of Deloitte & Touche as reorganization consultants and financial advisors to the Debtor.

     Special Corporate Counsel. On July 29, 2002, the Bankruptcy Court entered an order authorizing the Debtor's retention of Kaye Scholer, L.L.P. as special corporate counsel to the Debtor.

     Special Counsel. On July 25, 2002, the Bankruptcy Court entered an order authorizing the employment of Schully, Roberts, Slattery, Jaubert & Marino, L.L.P. as special counsel to the Debtor.

     Valuation Experts. On July 29, 2002, the Bankruptcy Court entered an order authorizing the Debtor's retention of Netherland, Sewell and Associates as valuation experts to the Debtor.

     6. Motion to Assume the Joint Operating Agreement with Unocal

     On January 10, 2003, the Debtor filed Motion to Assume the Joint Operating Agreement with Unocal, which seeks to preserve Panaco's rights under a Joint Operating Agreement between Unocal, BP and Panaco (the "JOA"). In connection with the Motion, Panaco has made a proposal to the other parties to the JOA offering to curing the amounts owed to the parties as required by the Bankruptcy Code. Moreover, Panaco made a proposal to provide adequate assurance of future performance by Panaco to the other parties to cover future plugging and abandonment liability ("P&A liability") at the East Breaks 160, 161 and 205 Blocks. Panaco also indicated it amenability to enter into an amendment of the JOA that would set out its proposed terms. As of January 31, 2003, no agreement with the other parties to the JOA had been reached, nor had the matter been heard by the Court. There can be no assurance that agreement over the issue will be reached at this time. Under the Plan, the JOA will be transferred to Foothill.

            VII. CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following is a brief summary of certain federal income tax consequences that holders of Claims and Equity Interests should consider. This summary does not address all aspects of federal income taxation that may be relevant to all persons considering the Plan. Special federal income tax considerations not discussed in this summary may be applicable to, among other persons, financial institutions, insurance companies, foreign corporations, tax-exempt institutions and persons who are not citizens or residents of the United States. In addition, this summary does not discuss the effect of any foreign, state or local tax law, the effect of which may be significant.

     This summary is based on the Internal Revenue Code of 1986, as amended ("IRC"), the regulations promulgated thereunder, judicial decisions, and administrative positions of the Internal Revenue Service (the "Service"). All section references in this summary are to sections of the IRC. Any change in the foregoing authorities may be applied retroactively in a manner that could adversely affect persons considering the Plan.

     No ruling will be sought from the Service with respect to the federal income tax aspects of the Plan and there can be no assurance that the conclusions set forth in this summary will be accepted by the Service. No opinion has been sought or obtained with respect to the tax aspects of the Plan.

     THIS SUMMARY IS INTENDED FOR GENERAL INFORMATION ONLY. PERSONS CONSIDERING THE PLAN ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REORGANIZATION OF THE DEBTORS, THE RECEIPT OF ANY PAYMENT UNDER THE PLAN, AND THE IMPACT ON THAT PERSON OR ANY OTHER PERSON OF ANY OBLIGATION IMPOSED UNDER THE PLAN.

A.   Tax Consequences to the Debtors

     1.  Discharge-of-Indebtedness Income

     The IRC generally provides that a debtor must include in income the amount of discharge of indebtedness ("DOI") it realizes when a creditor accepts less than full payment in satisfaction of its debt. The realized amount of DOI is generally the difference between the amount of indebtedness and the amount received by the creditor in exchange for the indebtedness. However, IRC Section 108(a) provides that DOI will not be included in the debtor's taxable income if the debtor is under the jurisdiction of a court in a case under Title 11 of the United States Code (related to bankruptcy) and the DOI is granted by the court or is pursuant to a plan approved by the court. In the event IRC Section 108(a) excludes DOI from the debtor's income, the debtor's tax attributes will be reduced by the amount of DOI income so excluded. The tax attributes are generally reduced in a prescribed order and include NOLs, general business credit carryovers, capital loss carryovers and the tax basis of its assets. In the alternative, the debtor may make an election to alter the order of attribute reduction such that the tax basis of depreciable property would be reduced first.

     The Debtor believes that it should not (i) realize DOI or (ii) suffer a reduction in tax attributes with respect to the portion of any High River Bondholder Claims or other Bondholder Claims that are not being canceled because such claims are not discharged under the Plan. The Debtors will realize DOI with respect to any Claim that is discharged in connection with the Plan to the extent of the difference between the amount of such Claim and the amount of consideration paid to the respective holder pursuant to the Plan. To the extent the Debtor issues new debt to the General Unsecured Creditors in satisfaction of General Unsecured Claims, the Debtor will be treated as having paid consideration equal to the issue price of the new debt. Under IRC Section 108(e)(4), the acquisition of indebtedness (ie., the General Unsecured Claims) by a person (ie. High River) which becomes related to the Debtor is treated as an acquisition by the Debtor for purposes of determining the DOI realized by the debtor.

     In the case of any discharged Claim with respect to which DOI is realized by the Debtors, the DOI will be excluded from the Debtors' taxable income because the discharge of such Claims will occur pursuant to the Plan as approved by the Bankruptcy Court. As a result of the exclusion from income, the NOLs of the Debtors will be reduced by the amount of the DOI. In the alternative, the Debtors may elect to reduce the tax basis of depreciable assets first.

     2. Limitation On Net Operating Losses

     Sections 382 and 383 provide that in the event of an "ownership change" a loss corporation's ability to use its pre-change NOLs, tax credits and certain built-in losses will be limited. An ownership change generally occurs when the percentage of a corporation's stock owned by "5% shareholders" has increased by more than fifty (50) percentage points over a testing period that is generally three (3) years. If an ownership change occurs, the corporation's annual use of its NOL carryovers (and certain built-in losses recognized during the 5 years following the ownership change) is limited to the "Section 382 Limitation." The
Section 382 Limitation is calculated as the value of the corporation's equity immediately before the ownership change multiplied by the applicable federal long-term tax-exempt rate. IRC Section 382 also provides however that, in certain cases, a loss corporation may utilize additional pre-change NOLs if the corporation is treated as having "built-in gains" in excess of certain statutory thresholds.

     IRC Section 382(l)(5) provides that IRC Sections 382 and 383 generally do not apply to an ownership change of a loss corporation if the loss corporation is under the jurisdiction of the court in a title 11 case and qualified creditors of the loss corporation own (after such ownership change and as a result of being shareholders or creditors immediately before such change) at least 50% of the stock of the loss corporation. The Debtor should qualify under IRC Section 382(l)(5) since the Debtor is under the jurisdiction of the Bankruptcy Court in a title 11 case and the existing creditors should satisfy the 50% stock ownership requirement upon consummation of the Plan. Accordingly, the Debtor NOLs remaining after implementation of the Plan should not be subject to IRC Sections 382 and 383.

     Any shift (deemed or actual) in the ownership of stock of the Debtors, directly or by attribution, outside the scope of the Plan may trigger (or may have already triggered) the application of IRC Section 382 and other IRC provisions which may affect the availability of the Debtors' NOLs. Because the federal income tax consequences of any shift would depend on the particular facts and circumstances at such time and the application of complex legislation and regulations, there can be no assurances as to the effect of any transactions outside the scope of the Plan or the survival of any NOLs or other carryovers. The charter and the bylaws of the Reorganized Debtor will be amended to prohibit the transfer of any stock of the Reorganized Debtor to or by any Person who is, was or would become as a result of such transfer a 5% shareholder within the meaning of IRC Section 382.

     3. Alternative Minimum Tax

     A corporation's federal income tax liability for a taxable year is generally the greater of its regular income tax liability or its alternative minimum tax ("AMT") liability (which is calculated at a 20% tax rate). The regular corporate tax rate is applied to the corporation's regular taxable income which may generally be offset by its available NOLs for the taxable year.

In contrast, in calculating alternative minimum taxable income ("AMTI"), NOLs (as determined for these purposes) may not offset more than 90% of the pre-NOL AMTI. Thus, if the Debtors have any AMTI, they will be required to pay tax at an effective rate of 2% of such income (10% of the 20% AMT rate). In addition, under IRC Section 59A, such AMTI (as adjusted by the rules therein) may be subject to an environmental tax applicable at the rate of 0.12%.

B.   Tax Consequences To Holders of Equity Interests

     Under the Plan, the holders of Equity Interests will not receive any distribution. The amount, character and timing of any loss recognized by the holder of any Equity Interest depends on a variety of factors, including the individual circumstances of such holder. Holders of Equity Interests should consult with their own tax advisor to determine the impact of the loss of an equity interest in the Debtor.

C.   Tax Consequences To Holders of Claims

     If Class 5 accepts the Plan, a holder of a General Unsecured Claim will generally recognize gain or loss with respect to its Claim to the extent of the difference between the amount of consideration received (ie., the High River Creditor Payments) and the adjusted tax basis of the Claim. If Class 5 rejects the Plan, the tax consequences to a holder of a General Unsecured Claim may depend in part upon whether such Claim is a "security" for federal income tax purpose. If the Claim surrendered is not a security, the holder will generally recognize gain or loss in an amount equal to the difference between the amount of consideration received and the adjusted tax basis of such Claim. Generally, obligations arising out of the extension of trade credit have been held not to be tax securities. If the Claim surrendered is a security, the holder generally will not recognize any gain or loss. A holder of any other Claim discharged by the Debtors under the Plan will generally recognize gain or loss with respect to its Claim to the extent of the difference between the consideration received by the holder and the adjusted tax basis of the Claim.

     Subject to the discussion below, a holder of a Claim which is not a security will generally recognize capital gain or loss if the Claim was a capital asset in the hands of such holder and as long-term or short-term gain or loss depending generally on the length of time the Claim was held. However, gain recognized by a holder of a Claim who acquired the Claim at a market discount and who did not elect to include such discount in income currently will generally be treated as recognizing ordinary income to the extent of any accrued market discount with respect to such Claim.

     With respect to any Bondholder Claim or General Unsecured Claim (whether or not the surrendered Claim is a security), a portion of the consideration received by a holder may be viewed as attributable to accrued but unpaid interest. In that event, a holder would recognize ordinary income to the extent that the consideration received is attributable to interest accrued during the period the holder held the Claim and not previously included in income. The gain (or loss) that a holder would otherwise recognize with respect to its Claim would decrease (or increase) by the amount of such recognized ordinary income. A holder that was previously required to include interest income under its method of accounting would recognize a loss to the extent that the consideration attributable to such interest is less than the amount previously included in income by such holder.

THE FOREGOING IS INTENDED TO BE A SUMMARY ONLY AND IS NOT INTENDED AND SHALL NOT CONSTITUTE A TAX OPINION, TAX ADVICE OR ANY REPRESENTATION OR FORM OF LEGAL OPINION BY THE DEBTORS AND THEIR COUNSEL REGARDING THE TAX CONSEQUENCES OF CONFIRMATION AND EXECUTION OF THE PLAN AS TO ANY HOLDER OF A CLAIM OR EQUITY INTEREST WITH RESPECT TO THE DEBTORS. IT IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING OR CONSULTATION WITH A TAX ADVISOR. THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE PLAN ARE COMPLEX AND, IN SOME CASES, UNCERTAIN. SUCH CONSEQUENCES MAY ALSO VARY BASED UPON THE INDIVIDUAL CIRCUMSTANCES OF EACH HOLDER OF A CLAIM OR EQUITY INTEREST. ACCORDINGLY, EACH HOLDER OF A CLAIM OR EQUITY INTEREST IS STRONGLY URGED TO CONSULT SUCH HOLDER'S OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE PLAN.


                                VIII. LITIGATION

A.   Litigation Claims

     The following is a description of the material litigation Claims involving Panaco.

     1.  Panaco  v.  Falcon  Exploration,  Inc.  and  Tribow,  L.L.C.,  Case No.
2002-12063

     As part of their participation in the fields known as South Halter Island and Ft. St. Phillips Field, Falcon Exploration, Inc. and Tribow, L.L.C. are indebted to Panaco in the amount of $182,489.28 and $153,408.90 respectively. On May 9, 2002, Falcon Exploration, Inc. filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code. Panaco has filed a claim in the Falcon Exploration, Inc. Bankruptcy.

     2. Panaco v. Carson Energy

     Pursuant to an Authorization for Expenditure approved by Carson Energy, Panaco disbursed funds to make necessary improvements related to the Price Lake Field. Carson Energy failed to remit payment to Panaco. Accordingly, Panaco has filed an adversary proceeding in the Bankruptcy Court seeking to recover $128,475.00.

     3. Panaco v. Carson Energy

     Pursuant to an Authorization for Expenditure approved by Carson Energy, Panaco disbursed funds to make necessary improvements related to the White Lake Field. Carson Energy failed to remit payment to Panaco. Accordingly, Panaco has filed an adversary proceeding in the Bankruptcy Court seeking to recover $257,540.87.

     4. Panaco v. Carter Bills

     Pursuant to an Authorization for Expenditure approved by Carter Bills, Panaco disbursed funds to make necessary improvements related to the White Lake Field. Carter Bills failed to remit payment to Panaco. Accordingly, Panaco has filed an adversary proceeding in the Bankruptcy Court seeking to recover $62,667.50.

     5. Panaco v. Venture Exploration Company

     Pursuant to an Authorization for Expenditure approved by Venture Exploration Company, Panaco disbursed funds to make necessary improvements related to the White Lake Field. Venture Exploration Company failed to remit payment to Panaco. Accordingly, Panaco has filed an adversary proceeding in the Bankruptcy Court seeking to recover $274,404.43.

     6. Panaco v. El Paso Energy Company

     As a result of a civil penalty, related to West Cameron Block 538, El Paso Energy Company is indebted to Panaco in the amount of $334,272.00.

7.  Panaco v. El Paso Energy Company

     As a result of a post closing settlement related to the sale of West Cameron Block 538 to El Paso Energy Company, El Paso Energy Company is indebted to Panaco in the amount of $196,697.25.

     8. Panaco v. El Paso Energy Company

     For a reason unknown to Panaco, El Paso Energy Company ceased making payments to Panaco related to West Delta 4 Field and the West Delta Block 58 G4 well in May 2002. As a result of El Paso Energy Company's failure to make payments, Panaco began withholding JIB's ordinarily owed to El Paso Energy Company.

     9. Claiborn J. Landry, et. al. vs. Exxon Pipeline Co., et. al., 18th Judicial District Court, Parish of Iberville, Case No. 50991, Division B

     A settlement agreement has been reached with the plaintiffs in this matter. Range Insurance Company will pay Panaco's portion of the settlement.

     10. Boudreaux v. Panaco, Inc., et. al., United States District Court, Western District of Louisiana, Case No. CV-01-1827

     This litigation is in the discovery stage and is being defended by counsel for the applicable insurance policy.

     11. Gary Grove v. Panaco, Inc., Case No. G-01-684, Galveston District.

     12. Pam Neang/Savong v. Bay Coquile, et. al., Case No. 48-140, Division "B", Parish of Plaquemines.

     13. Delta Seaboard Well Service, Inc. v. Panaco, Inc., 25th Judicial District Court, Case No. 48-751, Division A, Parish of Plaquemines.

     Proceedings in cases where Panaco is a defendant are stayed due to the pendency of the Chapter 11 Cases.

B.   Causes of Action to Be Transferred to the Creditors' Trust

     1.  Avoidance Actions

     Section 547 of the Bankruptcy Code enables a debtor in possession to avoid a transfer to a creditor made within ninety days before the petition date (or within one year before the petition date in the case of a transfer to an insider) if the transfer was made on account of an antecedent debt and enabled the creditor to receive more than it would in a liquidation. A creditor has defenses to the avoidance of such a preferential transfer based upon, among other things, the transfer's occurring as part of the ordinary course of the debtor's business or that, subsequent to the transfer, the creditor provided the debtor with new value. Section 548 of the Bankruptcy Code allows a debtor in possession to avoid a transfer to a creditor made within one year before the petition date if (i) the transfer was made with actual intent to hinder, delay, or defraud other creditors or (ii) the transfer was for less than reasonably equivalent value and the debtor was insolvent or undercapitalized at the time of the transfer or became insolvent or undercapitalized as a result of the transfer.

     The Debtor has begun an analysis of payments by the Debtor to creditors prior to the Petition Date, to determine whether such payments may be avoidable as preferential or fraudulent transfers. The Debtor is reviewing files containing payment histories for all operating accounts of the Debtors for the period beginning April 18, 2002 through July 16, 2002. Based on the Debtor's analysis of these records, it appears that the Debtor, in the aggregate, made prepetition disbursements that potentially qualify as preferential payments in excess of approximately $3.13 million.

     The Committee has indicated to the Debtor that it believes certain pre-petition payments to the Bondholders, including High River, representing interest payments may represent avoidable preferences. Based on a ruling by the United States Supreme Court, the Debtor believes that such payments are not recoverable by the Debtor as preferences, and does not intend to take any action with respect to such claims, if any exist.(3)

-----------------------
(3) See Union Bank v. Wolas, 502 U.S. 151, 162 (1991) (holding that payments owed as a result of long-term debt meet the ordinary course of business exception to the trustee's powers to avoid preferential transfers.

     This section is intended only as a general description of payments made within the time period set forth above, and does not constitute an admission of any fact relevant to a cause of action to avoid a preferential or fraudulent transfer. Moreover, the payment totals set forth above are preliminary and are likely to change as the Debtor's analysis of preferences and fraudulent transfers progresses.

                          IX. CONFIRMATION OF THE PLAN

A.   Solicitation of Votes; Voting Procedures

     1.  Ballots and Voting Deadlines

     A ballot to be used for voting to accept or reject the Plan, together with a postage-paid return envelope, is enclosed with all copies of this Disclosure Statement mailed to all holders of Claims and Equity Interests entitled to vote.

     BEFORE COMPLETING YOUR BALLOT, PLEASE READ CAREFULLY THE INSTRUCTION SHEET THAT ACCOMPANIES THE BALLOT.

     The Bankruptcy Court has directed that, in order to be counted for voting purposes, ballots for the acceptance or rejection of the Plan must be received no later than 5:00 p.m., Central Time, on __________, 2003, at the following address:

                         ____________________________
                         ____________________________
                         ____________________________
                         ____________________________

     YOUR BALLOT MAY NOT BE COUNTED IF IT IS RECEIVED AT THE ABOVE ADDRESS AFTER 5:00 P.M., CENTRAL TIME, ON ______________, 2003.

     2. Parties in Interest Entitled to Vote

     Any holder of a Claim against or Equity Interest in the Debtor at the date on which the order is entered approving the Disclosure Statement whose Claim or Equity Interest has not previously been disallowed by the Bankruptcy Court is entitled to vote to accept or reject the Plan, if such Claim or Equity Interest is impaired under the Plan and either (i) such holder's Claim or Equity Interest has been scheduled by the Debtor (and such Claim or Equity Interest is not scheduled as disputed, contingent, or unliquidated) or (ii) such holder has filed a proof of claim or proof of interest on or before November 20, 2002 the last date set by the Bankruptcy Court for such filings. Any Claim or Equity Interest as to which an objection has been filed is not entitled to vote, unless the Bankruptcy Court, upon application of the holder to whose Claim or Equity Interest an objection has been made, temporarily allows such Claim or Equity Interest in an amount that it deems proper for the purpose of accepting or rejecting the Plan. Any such application must be heard and determined by the Bankruptcy Court on or before commencement of the Confirmation Hearing. A vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that such vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code.

     3. Definition of Impairment

     As set forth in section 1124 of the Bankruptcy Code, a class of claims or equity interests is impaired under a plan of reorganization unless, with respect to each claim or equity interest of such class, the plan:

     (a) leaves unaltered the legal, equitable, and contractual rights of the holder of such claim or equity interest; or

     (b) notwithstanding any contractual provision or applicable law that entitles the holder of a claim or equity interest to demand or receive accelerated payment of such claim or equity interest after the occurrence of a default:

     (i) cures any such default that occurred before or after the commencement of the case under the Bankruptcy Code, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code;

     (ii) reinstates the maturity of such claim or interest as it existed before such default;

     (iii) compensates the holder of such claim or interest for any damages incurred as a result of any reasonable reliance on such contractual provision or such applicable law; and

     (iv) does not otherwise alter the legal, equitable or contractual rights to which such claim or interest entitles the holder of such claim or interest.

     4. Classes Impaired Under the Plan

     The following Classes of Claims are impaired under the Plan, and holders of Claims in such Classes are entitled to vote to accept or reject the Plan:

                                    Class 2 - Foothill Secured Claim
                                    Class 3 - Other Secured Claims
                                    Class 4 - High River Bondholder Claim
                                    Class 5 - General Unsecured Claims

     Holders of Equity Interests are impaired under the Plan, but are not entitled to vote as they are deemed to reject the Plan.

     5. Vote Required For Class Acceptance

     The Bankruptcy Code defines acceptance of a plan by a class of claims as acceptance by holders of at least two-thirds in dollar amount, and more than one-half in number, of the claims of that class which actually cast ballots for acceptance or rejection of the Plan. Thus, class acceptance takes place only if at least two-thirds in amount and a majority in number of the holders of claims voting cast their ballots in favor of acceptance.

     The Bankruptcy Code defines acceptance of a plan by a class of equity interests as acceptance by holders of at least two-thirds in amount of the equity interests of that class that actually cast ballots for acceptance or rejection of the plan. Thus, class acceptance takes place only if at least two-thirds in amount of the holders of equity interests voting cast their ballots in favor of acceptance.

B.   Confirmation Hearing

     Section 1128(a) of the Bankruptcy Code requires the Bankruptcy Court, after notice, to hold a hearing on confirmation of a plan. By order of the Bankruptcy Court, the Confirmation Hearing has been scheduled for _________, 2003, at _______ __.m., Central Time, in the United States Bankruptcy Court for the Southern District of Texas, Houston Division. The Bankruptcy Court may adjourn the Confirmation Hearing from time to time without further notice except for an announcement made at the confirmation hearing or any adjournment thereof.

     Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of a plan. Any objection to confirmation of the Plan must be made in writing and filed with the Bankruptcy Court on or before __________, 2003, at the following address:

                  Clerk of the United States Bankruptcy Court
                                515 Rusk Avenue
                              Houston, Texas 77002

     In addition, any such objection must be served upon the following parties, together with proof of service, on or before __________, 2003:

                            Patrick J. Neligan, Jr.
                     Neligan, Tarpley, Andrews & Foley LLP
                        1700 Pacific Avenue, Suite 2600
                              Dallas, Texas 75201

     Bankruptcy Rule 9014 governs objections to confirmation of the Plan. UNLESS AN OBJECTION TO CONFIRMATION IS TIMELY SERVED AND FILED, THE BANKRUPTCY COURT MAY NOT CONSIDER IT.

C.   Requirements For Confirmation of a Plan

     At the Confirmation Hearing, the Bankruptcy Court must determine whether the Bankruptcy Code's requirements for confirmation of the Plan have been satisfied, in which event the Bankruptcy Court will enter an order confirming the Plan. As set forth in section 1129 of the Bankruptcy Code, these requirements are as follows:

     1. The plan complies with the applicable provisions of the Bankruptcy Code.

          2. The proponents of the plan complied with the applicable provisions of the Bankruptcy Code.

          3. The plan has been proposed in good faith and not by any means forbidden by law.

          4. Any payment made or promised by the debtors, by the plan proponents, or by a person issuing securities or acquiring property under the plan, for services or for costs and expenses in, or in connection with, the case, or in connection with the plan and incident to the case, has been approved by, or is subject to the approval of the Bankruptcy Court as reasonable.

          5. (a) (i) The proponent of the plan has disclosed the identity and affiliations of any individual proposed to serve, after confirmation of the plan, as a director, officer, or voting trustee of the debtors, an affiliate of the debtors participating in a joint plan with the debtors, or a successor to the debtors under the plan; and

                (ii) the appointment to, or continuance in, such office of such individual, is consistent with the interests of creditors and equity security holders and with public policy; and

             (b) the proponent of the plan has disclosed the identity of any insider that will be employed or retained by the reorganized debtors, and the nature of any compensation for such insider.

          6. Any governmental regulatory commission with jurisdiction, after confirmation of the plan, over the rates of the debtor has approved any rate change provided for in the plan, or such rate change is expressly conditioned on such approval.

          7. With respect to each  impaired  class of claims or  interests:

             (a) each holder of a claim or interest of such class has accepted the plan or will receive or retain under the plan on account of such claim or interest property of a value, as of the effective date of the plan, that is not less than the amount that such holder would so receive or retain if the Debtor was liquidated on such date under chapter 7 of the Bankruptcy Code on such date; or

             (b) if section 1111(b)(2) of the Bankruptcy Code applies to the claims of such class, the holder of a claim of such class will receive or retain under the plan on account of such claim property of a value, as of the effective date of the plan, that is not less than the value of such holder's interest in the estate's interest in the property that secures such claims.

          8. With respect to each class of claims or  interests:

             (a) such class has accepted the plan; or

             (b) such class is not impaired under the plan.

          9. Except to the extent that the holder of a particular claim has agreed to a different treatment of such claim, the plan provides that:

             (a) with respect to a claim of a kind specified in section 507(a)
             (1) or 507(a)(2) of the Bankruptcy Code, on the effective date of the plan, the holder of such claim will receive on account of such claim cash equal to the allowed amount of such claim;

             (b)  with respect to a class of claims of a kind specified in section  507(a)(3),  507(a)(4),  507(a)(5) or 507(a)(6) of the
             Bankruptcy Code, each holder of a claim of such class will receive:

          (i) if such class has accepted the plan, deferred cash payments of a value, as of the effective date of the plan, equal to the allowed amount of such claim; or

          (ii) if such class has not accepted the plan, cash on the effective date of the plan equal to the allowed amount of such claim; and

             (c) with Respect  to a  claim  of a  kind  specified  in  section
             507(a)(7)  of the     Bankruptcy  Code,  the  holder of a claim
             will receive on account of such claim deferred cash payments, over a period not exceeding six years after the date of assessment of such claim, of a value, as of the effective date of the plan, equal to the allowed amount of such claim.

          10. If a class of claims is impaired under the plan, at least one class of claims that is impaired has accepted the plan, determined without including any acceptance of the plan by any insider holding a claim of such class.

          11. Confirmation of the plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the debtors or any successor to the debtors under the plan, unless such liquidation or reorganization is proposed in the plan.

          12. All fees payable under 28 U.S.C. ss. 1930, as determined by the Bankruptcy Court at the hearing on confirmation of the plan, have been paid or the plan provides for the payments of all such fees on the effective date of the plan.

          13. The plan provides for the continuation after its effective date of payment of all retiree benefits, as that term is defined in section 1114 of the Bankruptcy Code, at the level established pursuant to subsection
     (e)(1)(B) or (g) of section 1114, at any time prior to confirmation of the plan, for the duration of the period the Debtor has obligated itself to provide such benefits.

          The Debtor believes that the Plan satisfies all the statutory requirements of chapter 11 of the Bankruptcy Code, that the Debtor has complied or will have complied with all the requirements of chapter 11, and that the Plan is proposed in good faith.

          The Debtor believes that holders of all Allowed Claims and Equity Interests impaired under the Plan will receive payments under the Plan having a present value as of the Effective Date not less than the amounts likely to be received if the Debtor was liquidated in a case under chapter 7 of the Bankruptcy Code. At the Confirmation Hearing, the Bankruptcy Court will determine whether holders of Allowed Claims or Allowed Equity Interests would receive greater distributions under the Plan than they would receive in a liquidation under chapter 7.

          The Debtor also believes that the feasibility requirement for confirmation of the Plan is satisfied by the fact that the Debtor's future operating revenues will be sufficient to satisfy the Debtor's obligations under the Plan in addition to supporting sustainable growth of the enterprise. These facts and others demonstrating the confirmability of the Plan will be shown at the Confirmation Hearing.

D.   Cramdown

          In the event that any impaired Class of Claims or Equity Interests does not accept the Plan, the Bankruptcy Court may still confirm the Plan at the request of the Debtor if, as to each impaired Class which has not accepted the Plan, the Bankruptcy Court determines that the Plan "does not discriminate unfairly" and is "fair and equitable" with respect to that Class. A plan of reorganization "does not discriminate unfairly" within the meaning of the Bankruptcy Code if no Class receives more than it is legally entitled to receive for its claims or equity interests.

          "Fair and equitable" has different meanings with respect to the treatment of secured and unsecured claims. As set forth in section 1129(b)(2) of the Bankruptcy Code, those meanings are as follows:

          1. With respect to a class of secured claims,  the plan provides:

          (a) (i) that the holders of such claims retain the liens securing such claims, whether the property subject to such liens is retained by the Debtors or transferred to another entity, to the extent of the allowed amount of such claims; and

          (ii) that each holder of a claim of such class receive on account of such claim deferred cash payments totaling at least the allowed amount of such claim, of a value, as of the effective date of the plan, of at least the value of such holder's interest in the estate's interest in such property;

          (b) for the sale, subject to section 363(k) of the Bankruptcy Code, of any property that is subject to the liens securing such claims, free and clear of such liens, with such liens to attach to the proceeds of such sale, and the treatment of such liens on proceeds under clause (a) and (b) of this subparagraph; or

          (c) the realization by such holders of the "indubitable equivalent" of such claims.

          2. With respect to

     a class of unsecured claims,  the plan provides:

          (a) that each holder of a claim of such class receive or retain on account of such claim property of a value, as of the effective date of the plan, equal to the allowed amount of such claim; or

          (b) the holder of any claim or interest that is junior to the claims of such class will not receive or retain under the plan on account of such junior claim or interest any property.

          3. With respect to a class of equity interests, the plan provides:

          (a) that each holder of an interest of such class receive or retain on account of such interest property of a value, as of the effective date of the plan, equal to the greatest of the allowed amount of any fixed liquidation preference to which such holder is entitled, any fixed redemption price to which such holder is entitled or the value of such interest; or

          (b) that the holder of any interest that is junior to the interests of such class will not receive or retain under the plan on account of such junior interest any property.

          In the event that one or more Classes of impaired Claims or Equity Interests reject the Plan, the Bankruptcy Court will determine at the Confirmation Hearing whether the Plan is fair and equitable with respect to, and does not discriminate unfairly against, any rejecting impaired Class of claims or equity interests. For the reasons set forth above, the Debtor believes the Plan does not discriminate unfairly against, and is fair and equitable with respect to, each impaired Class of Claims or Equity Interests.

                                X. RISK FACTORS

          The following is intended as a summary of certain risks associated with the Plan, but it is not exhaustive and must be supplemented by the analysis and evaluation made by each holder of a Claim or Equity Interest of the Plan and this Disclosure Statement as a whole with such holder's own advisors.

A.   Insufficient Acceptances

          For the Plan to be confirmed, each impaired Class of Claims and Equity Interests is given the opportunity to vote to accept or reject the Plan. With regard to such impaired voting Classes, the Plan will be deemed accepted by a Class of impaired Claims if the Plan is accepted by claimants of such Class actually voting on the Plan who hold at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the total Allowed Claims of the Class voted. In addition, the Plan will be deemed accepted by an impaired Class of Equity Interests if at least two-thirds (2/3) of the holders of Equity Interests in such Class cast ballots voting to accept the Plan. Only those members of a Class who vote to accept or reject the Plan will be counted for voting purposes. The Debtor reserves the right to request confirmation pursuant to the cramdown provisions in section 1129(b) of the Bankruptcy Code, which will allow confirmation of the Plan regardless of the fact that a particular Class of Claims or Equity Interests has not accepted the Plan. However, there can be no assurance that any impaired Class of Claims under the Plan will accept the Plan or that the Debtor would be able to use the cramdown provisions of the Bankruptcy Code for confirmation of the Plan.

B.   Confirmation Risks

          The following specific risks exist with respect to confirmation of the
     Plan:

          1. Any objection to confirmation of the Plan filed by a member of a Class of Claims or Equity Interests can either prevent confirmation of the Plan or delay confirmation for a significant period of time.

          2. Since the Debtor may be seeking to obtain approval of the Plan over the rejection of one or more impaired Classes of Claims, the cramdown process could delay confirmation.

C.   Conditions Precedent

          Confirmation of the Plan and occurrence of the Effective Date are subject to certain conditions precedent that may never occur. The Debtor, however, is working diligently with all parties in interest to ensure that all conditions precedent are satisfied.

         XI. ALTERNATIVES TO CONFIRMATION AND CONSUMMATION OF THE PLAN

          The Debtor has evaluated other reorganization alternatives to the Plan, including the liquidation of the Debtors. After studying these alternatives, the Debtor concluded that the Plan is the best alternative and will maximize recoveries by holders of Claims, assuming confirmation of the Plan and consummation of the transactions contemplated by the Plan. The following discussion provides a summary of the Debtor's analysis leading to its conclusion that the Plan will provide the highest value to holders of Claims.

Liquidation Alternative

          The Debtor has analyzed whether a chapter 7 liquidation of the assets of the Debtor would be in the best interest of holders of Claims and Equity Interests. That analysis reflects a liquidation value that is substantially lower than the value that may be realized through the Plan. The Debtor believes that liquidation would result in substantial diminution in the value to be realized by holders of Claims because of (i) the failure to realize the greater going-concern value of the Debtor's assets; (ii) additional administrative expenses involved in the appointment of a trustee or trustees, attorneys, accountants, and other professionals to assist such trustee(s) in the case of a chapter 7 proceeding); (iii) additional expenses and claims, some of which would be entitled to priority in payments, which would arise by reason of the liquidation and from the rejection of leases and other executory contracts in connection with a cessation of the Debtor's operations; and (iv) the substantial time which would elapse before creditors would receive any distribution in respect of their Claims. Consequently, the Debtor believes that the Plan, which provides for the continuation of the Debtor's core business, provides a substantially greater return to holders of Claims than would liquidation.

                                XII. CONCLUSION

          The Debtor urges holders of Claims to vote to ACCEPT the Plan and to evidence such acceptance by returning their ballots so that they will be received by 5:00 p.m., Central Time, on ____________, 2003.

Dated:  January 31, 2002                    PANACO, INC.
        Houston, Texas

                                            By:  /s/ A Theordore Stautberg, Jr.
                                                --------------------------------
                                                A. Theodore Stautberg, Jr.
                                                Chief Executive Officer







          1 Mr. Icahn is the sole stockholder of Riverdale Investors Corp. Inc., the general partner of High River Limited Partnership, the record holder of these shares. Based on information filed with the Securities and Exchange Commission on August 21, 2000.

          2 Based on information filed with the Securities and Exchange Commission on April 7, 1999